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                        COMVERSE TECHNOLOGY, INC.,

                                  ISSUER

                                    TO

                         THE CHASE MANHATTAN BANK,

                                  TRUSTEE




                                 INDENTURE

                        Dated as of October 4, 1996




                             U.S. $100,000,000


            5-3/4% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006





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                             TABLE OF CONTENTS


                                 ARTICLE 1
                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

SECTION 1.1  Definitions....................................          1
SECTION 1.2  Form of Documents Delivered to
               Trustee......................................          11
SECTION 1.3  Acts of Holders of Securities..................          12
SECTION 1.4  Notices, Etc., to Trustee and Company..........          13
SECTION 1.5  Notice to Holders of Securities;
               Waiver.......................................          14
SECTION 1.6  Effect of Headings and Table of
               Contents.....................................          14
SECTION 1.7  Successors and Assigns.........................          15
SECTION 1.8  Separability Clause............................          15
SECTION 1.9  Benefits of Indenture..........................          15
SECTION 1.10  GOVERNING LAW.................................          15
SECTION 1.11  Counterparts..................................          15
SECTION 1.12  Legal Holidays................................          15
SECTION 1.13  Recourse Against Others.......................          16


                                 ARTICLE 2
                              THE SECURITIES

SECTION 2.1  Title and Terms................................          16
SECTION 2.2  Form of Securities.............................          17
SECTION 2.3  Denominations..................................          18
SECTION 2.4  Execution, Authentication, Delivery
               and Dating...................................          18
SECTION 2.5  Registration, Registration of
               Transfer and Exchange;
               Restrictions on Transfer.....................          19
SECTION 2.6  Mutilated, Destroyed, Lost or Stolen
               Securities...................................          32
SECTION 2.7  Payment of Interest, Interest Rights
               Preserved....................................          33
SECTION 2.8  Persons Deemed Owners..........................          34
SECTION 2.9  Cancellation...................................          35
SECTION 2.10  Computation of Interest.......................          35
SECTION 2.11  Temporary Securities..........................          35




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                                 ARTICLE 3
                        SATISFACTION AND DISCHARGE

SECTION 3.1  Satisfaction and Discharge of
               Indenture....................................          36
SECTION 3.2  Application of Trust Money.....................          37


                                 ARTICLE 4
                                 REMEDIES

SECTION 4.1  Events of Default..............................          38
SECTION 4.2  Acceleration of Maturity; Rescission
               and Annulment................................          39
SECTION 4.3  Collection of Indebtedness and Suits
               for Enforcement by the
               Trustee......................................          41
SECTION 4.4  Trustee May File Proofs of Claim...............          41
SECTION 4.5  Trustee May Enforce Claims Without
               Possession of Securities.....................          42
SECTION 4.6  Application of Money Collected.................          42
SECTION 4.7  Limitation on Suit.............................          43
SECTION 4.8  Unconditional Right of Holders to
               Receive Principal, Premium
               and Interest and To Convert..................          44
SECTION 4.9  Restoration of Rights and Remedies.............          44
SECTION 4.10  Rights and Remedies Cumulative................          44
SECTION 4.11  Delay or Omission Not Waiver..................          44
SECTION 4.12  Control by Holders of Securities..............          45
SECTION 4.13  Waiver of Past Default........................          45
SECTION 4.14  Undertaking for Costs.........................          45
SECTION 4.15  Waiver of Stay or Extension Laws..............          46


                                 ARTICLE 5
                                THE TRUSTEE

SECTION 5.1  Certain Duties and Responsibilities............          46
SECTION 5.2  Notice of Defaults.............................          47
SECTION 5.3  Certain Rights of Trustee......................          48
SECTION 5.4  Not Responsible for Recitals or
               Issuance of Securities.......................          49
SECTION 5.5  May Hold Securities, Act as Trustee
               Under Other Indentures.......................          49
SECTION 5.6  Money Held in Trust............................          50



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SECTION 5.7  Compensation and Indemnification of
               Trustee and Its Prior
               Claims.......................................          50
SECTION 5.8  Corporate Trustee Required;
               Eligibility..................................          51
SECTION 5.9  Resignation and Removal; Appointment
               of Successor.................................          51
SECTION 5.10  Acceptance of Appointment by
               Successor....................................          52
SECTION 5.11  Merger, Conversion, Consolidation
               or Succession to Business....................          53
SECTION 5.12  Authenticating Agent..........................          53


                                 ARTICLE 6
           CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE


SECTION 6.1  Company May Consolidate, Etc., Only
               on Certain Terms.............................          55
SECTION 6.2  Successor Corporation Substituted..............          56


                                 ARTICLE 7
                          SUPPLEMENTAL INDENTURES

SECTION 7.1  Supplemental Indentures Without
               Consent of Holders of
               Securities...................................          56
SECTION 7.2  Supplemental Indentures with Consent
               of Holders of Securities.....................          57
SECTION 7.3  Execution of Supplemental Indentures...........          58
SECTION 7.4  Effect of Supplemental Indentures..............          58
SECTION 7.5  Reference in Securities to
               Supplemental Indentures......................          59
SECTION 7.6  Notice of Supplemental Indentures..............          59


                                 ARTICLE 8
                     MEETING OF HOLDERS OF SECURITIES

SECTION 8.1  Purposes for Which Meetings May Be
               Called.......................................          59
SECTION 8.2  Call Notice and Place of Meetings..............          59
SECTION 8.3  Persons Entitled to Vote at Meetings...........          60
SECTION 8.4  Quorum; Action.................................          60
SECTION 8.5  Determination of Voting Rights;
               Conduct and Adjournment of
               Meetings.....................................          61
SECTION 8.6  Counting Votes and Recording Action
               of Meetings..................................          62




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                                 ARTICLE 9
                                 COVENANTS

SECTION 9.1  Payment of Principal, Premium and
               Interest.....................................          62
SECTION 9.2  Maintenance of Offices or Agencies.............          62
SECTION 9.3  Money for Security Payments To Be
               Held in Trust................................          63
SECTION 9.4  Corporate Existence............................          65
SECTION 9.5  Maintenance of Properties......................          65
SECTION 9.6  Payment of Taxes and Other Claims..............          65
SECTION 9.7  Statement by Officers as to Default............          65
SECTION 9.8  Waiver of Certain Covenants....................          66
SECTION 9.9  Delivery of Certain Information................          66
SECTION 9.10  Resale of Certain Securities..................          66


                                ARTICLE 10
                         REDEMPTION OF SECURITIES

SECTION 10.1  Right of Redemption...........................          67
SECTION 10.2  Applicability of Article......................          67
SECTION 10.3  Election to Redeem; Notice to
               Trustee......................................          67
SECTION 10.4  Selection by Trustee of Securities
               To Be Redeemed...............................          67
SECTION 10.5  Notice of Redemption..........................          68
SECTION 10.6  Deposit of Redemption Price...................          69
SECTION 10.7  Securities Payable on Redemption
               Date.........................................          69
SECTION 10.8  Securities Redeemed in Part...................          70


                                ARTICLE 11
                    REPURCHASE UPON A DESIGNATED EVENT

SECTION 11.1  Repurchase Right..............................          70
SECTION 11.2  Conditions to the Company's
               Election to Pay the Repurchase
               Price in Common Stock........................          71
SECTION 11.3  Notices; Method of Exercising
               Repurchase Right, Etc........................          72




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                                ARTICLE 12
                         CONVERSION OF SECURITIES

SECTION 12.1  Conversion Privilege and Conversion
               Price........................................          75
SECTION 12.2  Exercise of Conversion Privilege..............          75
SECTION 12.3  Fractions of Shares...........................          77
SECTION 12.4  Adjustment of Conversion Price................          77
SECTION 12.5  Notice of Adjustments of Conversion
               Price........................................          86
SECTION 12.6  Notice of Certain Corporate Action............          86
SECTION 12.7  Company to Reserve Common Stock...............          87
SECTION 12.8  Taxes on Conversions..........................          87
SECTION 12.9  Covenant as to Common Stock...................          88
SECTION 12.10  Cancellation of Converted
               Securities...................................          88
SECTION 12.11  Effect of Reclassification,
               Consolidation, Merger or Sale................          88
SECTION 12.12  Responsibility of Trustee for
               Conversion Provisions........................          89


                                ARTICLE 13
                               SUBORDINATION

SECTION 13.1  Securities Subordinated to Senior
               Debt.........................................          90
SECTION 13.2  Subrogation...................................          91
SECTION 13.3  Obligation of Company Unconditional...........          92
SECTION 13.4  Maturity of or Default on Senior
               Debt.........................................          92
SECTION 13.5  Payments on Securities Permitted..............          92
SECTION 13.6  Effectuation of Subordination by
               Trustee......................................          92
SECTION 13.7  Knowledge of Trustee..........................          93
SECTION 13.8  Trustee's Relation to Senior Debt.............          93
SECTION 13.9  Rights of Holders of Senior Debt
               Not Impaired.................................          94
SECTION 13.10  Modification of Terms of Senior
               Debt.........................................          94

          INDENTURE, dated as of October 4, 1996, between COMVERSE TECHNOLOGY, INC., a corporation duly organized and existing under the laws of the State of New York, having its principal office at 170 Crossways Park Drive, Woodbury, New York 11797 (herein called the "Company"), and THE CHASE MANHATTAN BANK, a New York banking corporation, as Trustee (herein called the "Trustee"), having its principal Corporate Trust offices at 450 West 33rd Street, 15th Floor, New York, New York 10001.


                          RECITALS OF THE COMPANY


          The Company has duly authorized the creation of an issue of its 5-3/4% Convertible Subordinated Debentures Due 2006 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

          All things necessary to make the Securities, when the Securities are executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with their and its terms, have been done.


                NOW, THEREFORE, THIS INDENTURE WITNESSETH:

          For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:


                                 ARTICLE 1

                     DEFINITIONS AND OTHER PROVISIONS
                          OF GENERAL APPLICATION

          SECTION 1.1 Definitions.

          For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

          (1) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;





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                                                                         2




          (2) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. generally accepted accounting principles prevailing at the time of any relevant computation hereunder; and

          (3) the words "herein," "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

          "Act", when used with respect to any Holder of a Security, has the meaning specified in Section 1.3.

          "Affiliate" of any specified Person means any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

          "Agent Members" has the meaning specified in Section 2.5(d)(5).

          "Applicable Procedures" has the meaning specified in Section
2.5(c)(2).

          "Authenticating Agent" means any Person named as Authenticating Agent pursuant to Section 5.12.

          "Authorized Newspaper" means a newspaper, in an official language of the country of publication or in the English language, customarily published on each Business Day, whether or not published on Saturdays, Sundays or holidays, and of general circulation in the place in connection with which the term is used or in the financial community of such place. Where successive publications are required to be made in such newspapers, the successive publications may be made in the same or in different newspapers in the same city meeting the foregoing requirements and in each case on any Business Day.

          "Board of Directors" means either the board of directors of the Company or any committee of that board empowered to act for it with respect to this Indenture.

          "Board Resolution" means a resolution duly adopted by the Board of Directors, a copy of which, certified by the Secretary or an Assistant Secretary of the Company to be in full force and effect on the date of such certification, shall have been delivered to the Trustee.





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                                                                         3






          "Business Day", when used with respect to any Place of Payment or Place of Conversion, means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in that Place of Payment or Place of Conversion, as the case may be, are authorized or obligated by law to close.

          "Capitalized Lease Obligation" means, as applied to any Person, any lease of any property (whether real, personal or mixed) by that Person as lessee which, in conformity with U.S. generally accepted accounting principles prevailing at the time of any relevant determination hereunder, is required to be accounted for as a capital lease on the balance sheet of that Person.

          "CEDEL" means Cedel Bank, societe anonyme.

          "Change in Control" means an event or series of events as a result of which (i) any "person" or "group" (as such terms are used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-5 under the Exchange Act) of shares representing more than 50% of the combined voting power of the then outstanding securities entitled to vote generally in elections of directors of the Company ("Voting Stock"); (ii) the Company consolidates with or merges into any other corporation or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into the Company, and in the case of any such transaction, the outstanding Common Stock of the Company is changed or exchanged into or for other assets or securities as a result, unless the stockholders of the Company immediately before such transaction own, directly or indirectly, immediately following such transaction, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction; or (iii) at any time Continuing Directors do not constitute a majority of the Board of Directors of the Company (or, if applicable, a successor corporation of the Company); provided, however, that a Change of Control shall not be deemed to have occurred if either
(x) the closing price per share of the Common Stock for any five trading days within the period of ten consecutive trading days ending immediately before the Change of Control shall equal or exceed 105% of the conversion price of the Securities in effect on each such trading day, or (y) at least 90% of the consideration (excluding cash payments for dissenting and fractional shares) in the transaction or transactions constituting the Change of Control consists of shares of common stock or securities convertible into common stock that are, or immediately upon issuance will be, listed on a national securities exchange or The Nasdaq Stock Market and as a result of the transaction or transactions such Securities become convertible solely into such common stock.

          "Closing Date" means October 4, 1996 or such later date on which the Securities may be delivered pursuant to the Purchase Agreement.





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                                                                         4





          "Common Stock" includes any stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 12.11, shares issuable on conversion of Securities shall include only shares of the class designated as Common Stock, par value $0.10 per share, of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding up of the Company and which are not subject to redemption by the Company, provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

          "Company" means the corporation named as the "Company" in the first paragraph of this instrument until a successor corporation shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor corporation.

          "Company Notice" has the meaning specified in Section 11.2.

          "Company Request" or "Company Order" means a written request or order signed in the name of the Company by the Chairman of the Board, the Chief Executive Officer, Chief Financial Officer, a Vice Chairman of the Board, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary of the Company, and delivered to the Trustee.

          "Continuing Director" means at any date a member of the Company's Board of Directors (i) who was a member of such board on October 1, 1996 or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Company's Board of Directors was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election. (Under this definition, if the current Board of Directors of the Company were to approve a new director or directors and then resign, no Change of Control would occur even though the current Board of Directors would thereafter cease to be in office.)

          "Conversion Agent" means any Person authorized by the Company pursuant to Section 9.2 to convert Securities in accordance with Article 12.

          "Conversion Price" has the meaning specified in Section 12.1.





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                                                                         5




          "Corporate Trust Office" means the office of the Trustee located in The City of New York at which at any particular time its corporate trust business shall be administered (which at the date of this Indenture is located at 450 West 33rd Street, 15th Floor, New York, New York, New York 10001).

          "corporation" includes corporations, associations, companies and business trusts.

          "Custodian" shall mean The Chase Manhattan Bank, as custodian with respect to the Securities in global form, or any successor entity thereto.

          "Defaulted Interest" has the meaning specified in Section 2.7.

          "Depositary" shall mean, with respect to the Securities issuable or issued in whole or in part in global form, the person specified in
Section 2.5(e) as the Depositary with respect to such Securities, until a successor shall have been appointed and become such pursuant to the applicable provisions of this Indenture, and thereafter, "Depositary" shall mean or include such successor.

          "Designated Event" means a Change in Control or a Termination of Trading.

          "Dollar", "U.S. Dollar" or "U.S. $" means a dollar or other equivalent unit in such coin or currency of the United States as at the time shall be legal tender for the payment of public and private debts.

          "EUROCLEAR" means the Euroclear Clearance System.

          "Event of Default" has the meaning specified in Section 4.1.

          "Exchange Act" means the U.S. Securities Exchange Act of 1934, as amended.

          "Exchange Rate Contract" means, with respect to any Person, any currency swap agreements, forward exchange rate agreements, foreign currency futures or options, exchange rate collar agreements, exchange rate insurance and other agreements or arrangements, or combination thereof, designed to provide protection against fluctuations in currency exchange rates.

          "Global Security" means any of the Restricted Global Security and the Regulation S Global Security.

          "guarantee" means, as applied to any obligation, (i) a guarantee (other than by endorsement of negotiable instruments for collection in the ordinary course of business),





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                                                                         6






direct or indirect, in any manner, of any part or all of such obligation and (ii) an agreement, direct or indirect, contingent or otherwise, the effect of which is to assure in any way the payment or performance (or payment of damages in the event of non-performance) of any part or all of such obligation, including, without limiting the foregoing, the payment of amounts drawn down by letters of credit.

          "Hedging Agreement" means any Interest Rate Protection Agreement or Exchange Rate Contract.

          "Holder", when used with respect to any Security, means in the case of a Security in registered form the Person in whose name the Security is registered in the Security Register and in the case of the Global Security the bearer thereof.

          "IAI Letter" has the meaning specified in Section 2.3.

          "Indebtedness", when used with respect to any Person, means (a) any liability of such Person for borrowed money, or evidenced by an instrument for the payment of money, or incurred in connection with the acquisition of any property, services or assets (including securities) or relating to a Capitalized Lease Obligation; (b) obligations under Hedging Agreements; (c) any obligation of such Person to reimburse the issuer of a letter of credit, surety bond, performance bond or other guarantee of contractual performance and (d) any liability of any other Person of the type referred to in clauses (a), (b) or (c) which has been assumed or guaranteed by such Person; provided, however, that Indebtedness shall not include accounts payable or other obligations of such Person to trade creditors created or assumed by such Person in the ordinary course of business in connection with the obtaining of materials or services.

          "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

          "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

          "Interest Rate Protection Agreement" means, with respect to any Person, any interest rate swap agreement, interest rate cap or collar agreement or other financial agreement or arrangement designed to protect such person against fluctuations in interest rates, as in effect from time to time.

          "Internal Revenue Code" means the U.S. Internal Revenue Code of 1986, as amended.

          "Institutional Accredited Investor" means an institutional accredited investor within the meaning of Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act.

          "Liquidated Damages" means all liquidated damages, if any, payable pursuant to Section 3 of the Registration Rights Agreement.

          "Maturity" means the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by acceleration, conversion, call for redemption, exercise of a Repurchase Right or otherwise.

          "Nasdaq National Market" means the Nasdaq National Market or any successor national securities exchange or automated over-the-counter trading market in the United States.

          "Non-Electing Share" has the meaning specified in Section 12.11.

          "Officers' Certificate" means a certificate signed by the Chairman of the Board, the Chief Executive Officer, the President or a Vice President and by the Chief Financial Officer, the Treasurer or the Secretary of the Company, and delivered to the Trustee.

          "Opinion of Counsel" means a written opinion of counsel, who may be counsel for the Company (and may include directors or employees of the Company) and which opinion is acceptable to the Trustee which acceptance shall not be unreasonably withheld.

          "Outstanding", when used with respect to Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

          (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

          (ii) Securities for the payment or redemption of which money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Company) in trust or set aside and segregated in trust by the Company (if the Company shall act as its own Paying Agent) for the Holders of such Securities, provided that if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture; and





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                                                                         8





          (iii) Securities which have been paid pursuant to Section 2.6 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities are present at a meeting of Holders of Securities for quorum purposes or have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such determination as to the presence of a quorum or upon any such request, demand, authorization, direction, notice, consent or waiver, only such Securities of which the Trustee has received written notice and are so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or such other obligor.

          "Paying Agent" means any Person authorized by the Company to pay the principal of, and premium, if any, or interest (including Liquidated Damages, if any) on any Securities on behalf of the Company.

          "Person" means any individual, corporation, partnership, joint venture, association, joint-stock company, trust, estate, unincorporated organization or government or any agency or political subdivision thereof.

          "Place of Conversion" has the meaning specified in Section 2.1.

          "Place of Payment" has the meaning specified in Section 2.1.

          "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 2.6 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

          "Purchase Agreement" means the Purchase Agreement, dated October 1, 1996, between the Company and Lehman Brothers Inc.





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                                                                         9






          "QIB" shall mean a "qualified institutional buyer" as defined in Rule 144A.

          "Quoted Price" of the Common Stock means the last reported sale price of the Common Stock on the Nasdaq National Market, or, if the Common Stock is listed on a national securities exchange, then on such exchange, or if the Common Stock is not quoted on Nasdaq National Market or listed on an exchange, the average of the last bid and asked price on the National Association of Securities Dealers Automated Quotation System, in each case as determined by the Board of Directors.

          "Record Date" means either a Regular Record Date or a Special Record Date, as the case may be.

          "Redemption Date", when used with respect to any Security to be redeemed or repurchased, means the date fixed for such redemption or repurchase by or pursuant to this Indenture.

          "Redemption Price", when used with respect to any Security to be redeemed, means the price at which such Security is to be redeemed pursuant to this Indenture.

          "Registration Rights Agreement" means the Registration Rights Agreement dated as of October 4, 1996, between the Company and the Lehman Brothers Inc.

          "Regular Record Date" for the interest payable means the March 15 (whether or not a Business Day) next preceding an April 1 Interest Payment Date and the September 15 (whether or not a Business Day) next preceding an October 1 Interest Payment Date.

          "Regulation S" means Regulation S as promulgated under the Securities Act.

          "Regulation S Global Security" has the meaning specified in
Section 2.2.

          "Repurchase Right" has the meaning specified in Section 11.1.

          "Responsible Officer", when used with respect to the Trustee, means any officer within the Corporate Trust Office of the Trustee, including any vice president, assistant vice president, secretary, assistant secretary, the treasurer, any assistant treasurer, the managing director or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          "Restricted Global Security" has the meaning specified in
Section 2.2.

          "Restricted Period" has the meaning specified in Section 2.2.





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                                                                        10






          "Restricted Securities" means the Securities defined as such in
Section 2.5(e).

          "Rule 144" means Rule 144 under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A" shall mean Rule 144A as promulgated under the Securities Act (including any successor rule thereof), as the same may be amended from time to time.

          "Rule 144A Information" has the meaning specified in Section
9.9.

          "Securities" has the meaning ascribed to it in the first paragraph under the caption "Recitals of the Company".

          "Securities Act" means the U.S. Securities Act of 1933, as amended.

          "Securities Register" and "Security Register" have the respective meanings specified in Section 2.5(a).

          "Senior Debt" means all Indebtedness of the Company outstanding at any time, except (i) Indebtedness of the Company that by its terms is expressly pari passu with or subordinate in right of payment to the Securities; (ii) any indebtedness or other obligations of the Company in respect of its 5-1/4% Convertible Subordinated Debentures due 2003; (iii) accounts payable or any other Indebtedness of the Company to trade creditors created or assumed by the Company in the ordinary course of business in connection with the obtaining of materials or services; or
(iv) any liability for federal, state, local or other taxes owed or owing by the Company.

          "Significant Subsidiary" means any Subsidiary which is a "significant subsidiary" within the meaning of Rule 405 under the Securities Act.

          "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 2.7.

          "Stated Maturity" means the date specified in any Security as the fixed date for the payment of principal on such Security or on which an installment of interest on such Security is due and payable.

          "Subsidiary" means a corporation more than 50% of the outstanding voting stock of which is owned, directly or indirectly, by the Company or by one or more other Subsidiaries, or by the Company and one or more other Subsidiaries. For the purposes of this definition only, "voting stock" means stock which ordinarily has voting power for the election of directors, whether at all times or only so long as no senior class of stock has such voting power by reason of any contingency.

          "Termination of Trading" means such time as the Common Stock (or other common stock into which the Securities are then convertible) is neither listed for trading on a U.S. national securities exchange nor approved for trading on an established automated over- the-counter trading market in the United States.

          "Transfer Agent" means any Person, which may be the Company, authorized by the Company to exchange or register the transfer of Securities.

          "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Trustee.

          "Vice President", when used with respect to the Company, means any vice president, whether or not designated by a number or a word or words added before or after the title "vice president".

          SECTION 1.2 Form of Documents Delivered to Trustee.

          In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

          Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon an Opinion of Counsel, unless such officer knows, or in the exercise of reasonable care should know, that the Opinion of Counsel with respect to the matters upon which such certificate or opinion is based is erroneous. Any such Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or representations with respect to such matters are erroneous.

          Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

          Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

          Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

          (1) a statement that each individual signing such certificate or opinion on behalf of the Company has read such covenant or condition and the definitions herein relating thereto;

          (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

          (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

          (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

          SECTION 1.3 Acts of Holders of Securities.

          (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders of Securities may be embodied in and evidenced by (1) one or more instruments of substantially similar tenor signed by such Holders in person or by agent or proxy duly appointed in writing, (2) the record of Holders of Securities voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders of Securities duly called and held in accordance with the provisions of Article 8 or (3) a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders of Securities signing such instrument or instruments and so voting at such meeting. Proof of execution of any such instrument or of a writing appointing any such agent or proxy, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 5.1) conclusive in favor of the Trustee and the Company if made in the manner provided in this Section. The record of any meeting of Holders of Securities shall be proved in the manner provided in Section 8.6.

          (b) The fact and date of the execution by any Person of any such instrument or writing may be provided in any manner which the Trustee reasonably deems sufficient.

          (c) The principal amount and serial numbers of Securities held by any Person, and the date of such Person holding the same, shall be proved by the Security Register.

          (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of the Holders of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

          SECTION 1.4 Notices, Etc., to Trustee and Company.

          Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders of Securities or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

          (1) the Trustee by any Holder of Securities or by the Company shall be sufficient for every purpose hereunder if in writing, mailed, first-class postage prepaid or telecopied at (212) 946-6181 and confirmed by mail, first-class postage prepaid, addressed to it at 450 West 33rd Street, New York, New York 10001, to the attention of Global Trust Services, or in the case of notice by telecopy confirmed at (212) 946- 3082, or at any other address or telecopy number otherwise furnished in writing to the Company by the Trustee; or

          (2) the Company by the Trustee or by any Holder of Securities shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing, mailed, first-class postage prepaid or telecopied at (516) 677-7323 and confirmed by mail, first-class postage prepaid, addressed to it at 170 Crossways Park Drive, Woodbury, New York 11797, to the attention of its President, with a copy to its Chief Financial Officer, or at any other address or telecopy number otherwise furnished in writing to the Trustee by the Company.

          Any request, demand, authorization, direction, notice, consent, election or waiver required or permitted under this Indenture shall be in the English language.

          SECTION 1.5 Notice to Holders of Securities; Waiver.

          Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of Securities of any event, such notice shall be sufficiently given to Holders of Securities if published in an Authorized Newspaper in The City of New York on a Business Day at least twice, the first such publication to be not earlier than the earliest date and the second not later than the latest date prescribed for the giving of such notice, and given in writing and mailed, first-class postage prepaid, to each Holder of a Security affected by such event, at the address of such Holder as it appears in the Security Register, not earlier than the earliest date and not later than the latest date prescribed for the giving of such notice.

          In case by reason of the suspension of publication of any Authorized Newspaper or Authorized Newspapers or by reason of any other cause it shall be impracticable to publish any notice to Holders of Securities as provided above, then such notification to Holders of Securities as shall be given with the approval of the Trustee shall constitute sufficient notice to such Holders for every purpose hereunder.

          In any case where notice to Holders of Securities is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder of a Security shall affect the sufficiency of such notice with respect to other Holders of Securities. In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification to Holders of Securities as shall be made with the approval of the Trustee shall constitute a sufficient notification to such Holders for every purpose hereunder.

          Such notices shall be deemed to have been given on the date of such publication or mailing or, if published in Authorized Newspapers on different dates, on the date of the first such publication.

          Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

          SECTION 1.6 Effect of Headings and Table of Contents.

          The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

          SECTION 1.7 Successors and Assigns.

          All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

          SECTION 1.8 Separability Clause.

          In case any provision in this Indenture or the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          SECTION 1.9 Benefits of Indenture.

          Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the holders of Senior Debt and the Holders of Securities, any benefit or legal or equitable right, remedy or claim under this Indenture.

          SECTION 1.10 GOVERNING LAW.

          THIS INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO SUCH STATE'S CONFLICT OF LAWS PRINCIPLES.

          SECTION 1.11 Counterparts.

          This instrument may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original but all such counterparts shall together constitute but one and the same instrument.

          SECTION 1.12 Legal Holidays.

          In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last day on which a Holder of a Security has a right to convert such Security shall not be a Business Day at any Place of Payment or Place of Conversion, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest (including Liquidated Damages, if any) or principal or premium, if any, or conversion of the Securities, need not be made at such Place of Payment or Place of Conversion on such day, but may be made on the next succeeding Business Day at such Place of Payment or Place of Conversion with the same force and effect as if made on the Interest Payment Date or Redemption Date or at the Stated Maturity or on such last day for conversion, provided, that in the case that payment is made on such succeeding Business

Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

          SECTION 1.13 Recourse Against Others.

          No recourse for the payment of the principal of or premium, if any, or interest (including Liquidated Damages, if any) on any Security, or for any claim based thereon or otherwise in respect thereof, shall be had against any incorporator, shareholder, officer or director, as such, past, present or future, of the Company or of any successor corporation, whether by virtue of any constitution, statute or rule of law or by the enforcement of any assessment or penalty or otherwise, all such liability being, by the acceptance thereof and as part of the consideration for the issue thereof, expressly waived and released.


                                  ARTICLE 2

                               THE SECURITIES

          SECTION 2.1 Title and Terms.

          The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to U.S. $100,000,000 (or $115,000,000 if the over- allotment option set forth in Section 2(b) of the Purchase Agreement is exercised in full), except for securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of other Securities pursuant to Section 2.5, 2.6, 7.5, 10.8, 11.3 or 12.2.

          The Securities shall be known and designated as the "5-3/4% Convertible Subordinated Debentures Due 2006" of the Company. Their Stated Maturity shall be October 1, 2006 and they shall bear interest from October 4, 1996, payable semiannually in arrears on April 1 and October 1 in each year, commencing April 1, 1997, at the rate of 5-3/4% per annum until the principal thereof is paid or made available for payment.

          The principal of and premium, if any, and interest (including Liquidated Damages, if any) on the Securities shall be payable as provided in the form of Security set forth in Exhibit A hereto (any city in which any Paying Agent is located being herein called a "Place of Payment").

          The Securities shall be redeemable at the option of the Company, and shall have a Repurchase Right exercisable at the option of Holders, as provided in the form of Security set forth in Exhibit A hereto and in Articles 10 and 11.

          The Securities shall be convertible as provided in Article 12 (any city in which any Conversion Agent is located being herein called a "Place of Conversion").

          The Securities shall be subordinated in right of payment to Senior Debt of the Company as provided in Article 13.

          SECTION 2.2 Form of Securities.

          The Securities and the Trustee's certificate of authentication to be borne by such Securities shall be substantially in the form set forth in Exhibit A, which is incorporated in and made a part of this Indenture.

          Any of the Securities may have such letters, numbers or other marks of identification and such notations, legends and endorsements as the officers executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange or automated quotation system on which the Securities may be listed or designated for issuance, or to conform to usage.

          Securities offered and sold in their initial distribution in reliance on Regulation S shall be initially represented by one or more Global Securities (collectively, the "Regulation S Global Security") issued in fully registered form without interest coupons, substantially in the form of Security set forth in Exhibit A, with such applicable legends as are provided for in Exhibit A. Such Regulation S Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided, for credit to the respective accounts at the Depositary of the depositories for Morgan Guaranty Trust Company of New York, Brussels office, as operator of Euroclear, or CEDEL. Until such time as the Restricted Period shall have terminated, investors may hold beneficial interests in such Regulation S Global Securities only through Euroclear and CEDEL, unless delivery of such beneficial interest shall be made through the Restricted Global Security in accordance with the certification requirements discussed below in Section 2.5(b)(3) or 2.5(b)(5). After such time as the Restricted Period shall have terminated, such certification requirements shall no longer be required for such transfers. As used herein, the term "Restricted Period" means the period up to (but not including) the 40th day following the later of (i) the date of the commencement of the offering of Securities and (ii) the last original issuance date of the Securities.

          Securities offered and sold in their initial distribution in reliance on Rule 144A shall be issued in the form of one or more Global Securities (collectively, the "Restricted Global Security") in fully registered form without interest coupons, substantially in the form of Security set forth in Exhibit A, with such applicable legends as are provided for in Exhibit

A. Such Restricted Global Security shall be registered in the name of the Depositary or its nominee and deposited with the Custodian, duly executed by the Company and authenticated by the Trustee as hereinafter provided. The aggregate principal amount of the Restricted Global Security may be increased or decreased from time to time by adjustments made on the records of the Custodian in connection with a corresponding decrease or increase in the aggregate principal amount of the Regulation S Global Security, as hereinafter provided.

          The terms and provisions contained in the form of Security attached as Exhibit A hereto shall constitute, and is hereby expressly made, a part of this Indenture and to the extent applicable, the Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.

          SECTION 2.3 Denominations.

          The definitive Securities shall be issuable in fully registered form, without coupons, in denominations of U.S. $1,000 or integral multiples of U.S. $1,000 in excess thereof, except that Securities offered other than in reliance on Regulation S or to QIBs shall be issued only initially in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such Securities (i.e., Securities sold to Institutional Accredited Investors) will be subject to restrictions on transfer in accordance with a form of Letter for Institutional Accredited Investors (the "IAI Letter"), that such investors will be required to sign, the form of which is attached hereto as Exhibit B.

          SECTION 2.4 Execution, Authentication, Delivery and Dating.

          The Securities shall be executed on behalf of the Company by its Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, under a facsimile of its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. Any such signature may be manual or facsimile.

          Securities bearing the manual or facsimile signature of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

          At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities, and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

          Each Security in registered form shall be dated the date of its authentication.

          No Security shall be entitled to any benefit under this Indenture, or be valid or obligatory for any purpose, unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by or on behalf of the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

          SECTION 2.5 Registration, Registration of Transfer and Exchange; Restrictions on Transfer.

          (a) The Company shall cause to be kept at the Corporate Trust Office of the Trustee a register (the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

          Upon surrender for registration of transfer of any Security at any office or agency of the Company designated pursuant to Section 9.2 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount and bearing such restrictive legends as may be required by this Indenture.


          Subject to the other provisions of this Section 2.5(a), Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive, bearing registration numbers not contemporaneously outstanding.

          All Securities issued upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

          None of the Company, the Trustee, the Security Registrar or any co-registrar shall be required to exchange or register a transfer of (i) any Securities for a period of fifteen (15) days next preceding any selection of Securities to be redeemed or (ii) any Securities called for redemption or, if a portion of any Security is selected or called for redemption, such portion thereof selected or called for redemption or (iii) any Securities surrendered for conversion or, if a portion of any Security is surrendered for conversion, such portion thereof surrendered for conversion.

          Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed by, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar and duly executed by, the Holder thereof or such Holder's attorney duly authorized in writing.

          No service charge shall be made to any Holder for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          (b) Notwithstanding any other provisions of this Indenture or the Securities (but subject to Section 2.2), transfers of a Global Security, in whole or in part, transfers and exchanges of interests therein of the kinds described in clauses (2), (3), (4), (5), (6) and (7) below and exchanges of interests in Global Securities, and transfers or exchanges of other Securities as described in clause (8) below, shall be made only in accordance with this Section 2.5(b). Transfers and exchanges subject to this
Section 2.5 shall also be subject to the other provisions of this Indenture that are not inconsistent with this Section 2.5.

          (1) Limitation on Transfers of a Global Security. A Global Security may not be transferred, in whole or in part, to any Person other than the Depositary or a nominee thereof, and no such transfer to any such other Person may be registered; provided that this clause (1) shall not prohibit any transfer of a Security that is issued in exchange for a Global Security but is not itself a Global Security. No transfer of a Security to any Person shall be effective under this Indenture or the Securities unless and until such Security has been registered in the name of such Person. Nothing in this Section 2.5(b)(1) shall prohibit or render ineffective any transfer of a beneficial interest in a Global Security effected in accordance with the other provisions of this Section 2.5(b).

          (2) Restricted Global Security to Regulation S Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Regulation S Global Security, such transfer may be effected, subject to the rules and procedures of the Depositary, Euroclear and CEDEL, in each case to the extent applicable (the "Applicable Procedures"), only in accordance with this Section 2.5(b)(2). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account a beneficial interest in the Regulation S Global Security in a principal amount equal to that of the beneficial interest in the Restricted Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Exhibit C given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Restricted Global Security, and to increase the principal amount of the Regulation S Global Security, by the principal amount of the beneficial interest in the Restricted Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount by which the principal amount of the Restricted Global Security was reduced upon such transfer.

          (3) Regulation S Global Security to Restricted Global Security. If during the Restricted Period the holder of a beneficial interest in the Regulation S Global Security wishes to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Restricted Global Security, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.5(b)(3). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) written instructions given in accordance with the Applicable Procedures from an Agent Member directing the Trustee to credit or cause to be credited to a specified Agent Member's account of a beneficial interest in the Restricted Global Security in a principal amount equal to that of the beneficial interest in the Regulation S Global Security to be so transferred, (B) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account or the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (C) a certificate in substantially the form set forth in Exhibit D given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to reduce the principal amount of the Regulation S Global Security and to increase the principal amount of the Restricted Global Security, by the principal amount of the beneficial interest in the Regulation S Global Security to be so transferred, and to credit or cause to be credited to the account of the Person specified in such instructions a beneficial interest in the Restricted Global Security having a principal amount equal to the amount by which the principal amount of the Regulation S Global Security, as the case may be, was reduced upon such transfer.

          (4) Restricted Global Security to Restricted Global Security. If the holder of a beneficial interest in the Restricted Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in such form, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this
     Section 2.5(b)(4). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member to be credited with, and the account of the Agent Member to be debited for, such beneficial interest and (B) a certificate in substantially the form set forth in Exhibit D given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to credit or cause to be credited to the account of the Person specified in such instructions to be credited a beneficial interest in the Restricted Global Security having a principal amount equal to the amount specified in such instructions.

          (5) Regulation S Global Security to Regulation S Global Security. If the holder of a beneficial interest in the Regulation S Global Security wishes at any time to transfer such interest to a Person who wishes to take delivery thereof in such form, such transfer may be effected, subject to the Applicable Procedures, only in accordance with this Section 2.5(b)(5). Upon receipt by the Trustee, as Security Registrar, at its office in The City of New York of (A) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be credited with, and the account of the Agent Member (and, if applicable, the Euroclear or CEDEL account, as the case may be) to be debited for, such beneficial interest and (B) a certificate in substantially the form set forth in Exhibit C given by the holder of such beneficial interest, the Trustee, as Security Registrar, shall instruct the Depositary to credit or cause to be credited to the account of the Person specified in such instructions (which during the Restricted Period shall be the Agent Member for Euroclear or CEDEL or both, as the case may be) to be credited a beneficial interest in the Regulation S Global Security having a principal amount equal to the amount specified in such instructions.

          (6) Exchanges. In the event that a Restricted Global Security or any portion thereof is exchanged for a Regulation S Global Security or Securities other than Global Securities, such Global Security or Securities may in turn be exchanged (on transfer or otherwise) for Securities that are not Global Securities or for beneficial interests in a Global Security (if any is then outstanding) only in accordance with such procedures, which shall be substantially consistent with the provisions of clauses (1) through (3) above and (5) below (including the certification requirements intended to insure that the transfers and exchanges of beneficial interests in a Global Security comply with Rule 144A, Rule 144 or Regulation S, as the case may be) and any

     Applicable Procedures, as may be from time to time adopted by the Company and the Trustee.

          (5) Interests in Regulation S Global Security to be Held Through Euroclear or CEDEL. Until the termination of the Restricted Period, interests in the Regulation S Global Security may be held only through Agent Members acting for and on behalf of Euroclear and CEDEL, provided that this Clause (7) shall not prohibit any transfer in accordance with
     Section 2.5(b)(3) or Section 2.5(b)(5) hereof.

          (6) Securities Originally Issued to Institutional Accredited Investors. Securities may be issued other than in reliance on Rule 144A or Regulation S, and such Securities will be issued only in definitive certificated form and, initially, only in minimum denominations of $250,000 and integral multiples of $1,000 in excess thereof. Such Securities (i.e., Securities sold to Institutional Accredited Investors) will be subject to restrictions on transfer in accordance with the IAI Letter. Furthermore, in case a Security held by an Institutional Accredited Investor is to be transferred (whether during or after the Restricted Period) in a transaction exempt (i) pursuant to Rule 144A, then the transferor shall deliver a certificate substantially in the form of Exhibit D hereto, or (ii) pursuant to Regulation S, then the transferor shall deliver a certificate substantially in the form of Exhibit C hereto, in each case with such changes in the second paragraph thereof as are appropriate to reflect the facts and circumstances, including that the Holder will be transferring a Security in the form of a definitive registered certificate. (However, a transfer or exchange that does not involve any change in beneficial ownership shall not be considered to be a transfer that triggers these certification requirements.) The Company may vary these procedures or impose other reasonable procedures to ensure compliance with the agreement of such Holder contained in its IAI Letter.

          (c) Each Restricted Security and Global Security issued hereunder shall, upon issuance, bear the legends required by Section 2.5(e) to be applied and such required legends shall not be removed except as provided in the next sentence or paragraph (d) of this Section 2.5. The legend required for a Restricted Security may be removed if there is delivered to the Company such satisfactory evidence, which may include an opinion of independent counsel licensed to practice law in the State of New York, as may be reasonably required by the Company that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Security will not violate the registration requirements of the Securities Act. Upon provision of such satisfactory evidence, the Trustee, at the written direction of the Company, shall authenticate and deliver in exchange for such Securities another Security or Securities having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Restricted Security has been removed from a Security as provided above, no other Security issued in exchange for all or any part of such Security shall bear such legend, unless the Company has reasonable cause to believe that such other Security is a "restricted security" within the meaning of Rule 144 and instructs the Trustee in writing to cause a legend to appear thereon.

          (d) The provisions of clauses (1), (2), (3) and (4) below shall apply only to Global Securities:

          (1) Each Global Security authenticated under this Indenture shall be registered in the name of the Depositary or a nominee thereof and delivered to such Depositary or a nominee thereof or custodian therefor, and each such Global Security shall constitute a single Security for all purposes of this Indenture.

          (2) Notwithstanding any other provision in this Indenture or the Securities, no Global Security may be exchanged in whole or in part for Securities registered, and no transfer of a Global Security in whole or in part may be registered, in the name of any Person other than the Depositary or a nominee thereof unless (A) the Depositary (i) has notified the Company that it is unwilling or unable to continue as Depositary for such Global Security or (ii) has ceased to be a clearing agency registered under the Exchange Act, (B) in the case of a Global Security held for an account of Euroclear or CEDEL, Euroclear or CEDEL, as the case may be, (i) is closed for business for a continuous period of 14 days (other than by reason of statutory or other holidays) or
     (ii) announces an intention permanently to cease business or does in fact do so, (C) there shall have occurred and be continuing an Event of Default with respect to such Global Security or (D) a request for certificates has been made upon the Trustee in accordance with the Depositary's customary procedures and a copy of such notice has been received by the Company from the Trustee. Any Global Security exchanged pursuant to clause (A) or (B) above shall be so exchanged in whole or in part and any Global Security exchanged pursuant to clause (C) or (D) above may be exchanged in whole or from time to time in part as directed by the Depositary. Any Security issued in exchange for a Global Security or any portion thereof shall be a Global Security, provided that any Security so issued that is registered in the name of a Person other than the Depositary or a nominee thereof shall not be a Global Security.

          (3) Securities issued in exchange for a Global Security or any portion thereof pursuant to clause (2) above shall be issued in definitive, fully registered form, without interest coupons, shall have an aggregate principal amount equal to that of such Global Security or portion thereof to be so exchanged, shall be registered in such names and be in such authorized denominations as the Depositary shall designate and shall bear any legends required hereunder. Any Global Security to be exchanged in whole shall be surrendered by the Depositary to the Trustee, as Security Registrar. With regard to any Global Security to be exchanged in part, either such Global Security shall be so surrendered for exchange or, if the Trustee is acting as custodian for the Depositary or its nominee with respect to such Global Security, the principal amount thereof shall be reduced, by an amount equal to the portion thereof to be so exchanged, by means of an appropriate adjustment made on the records of the Trustee. Upon any such surrender or adjustment, the Trustee shall authenticate and make available for delivery the Security issuable on such exchange to or upon the written order of the Depositary or an authorized representative thereof.

          (4) In the event of the occurrence of any of the events specified in clause (2) above, the Company will promptly make available to the Trustee a reasonable supply of certificated Securities in definitive, fully registered form, without interest coupons.

          (5) Neither any members of, or participants in, the Depositary ("Agent Members") nor any other Persons on whose behalf Agent Members may act (including Euroclear and CEDEL and account holders and participants therein) shall have any rights under this Indenture with respect to any Global Security, or under any Global Security, and the Depositary or such nominee, as the case may be, may be treated by the Company, the Trustee and any agent of the Company or the Trustee as the absolute owner and holder of such Global Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Company, the Trustee or any agent of the Company or Trustee from giving effect to any written certification, proxy or other authorization furnished by the Depositary or such nominee, as the case may be, or impair, as between the Depositary, its Agent Members and any other person on whose behalf an Agent Member may act, the operation of customary practices of such Persons governing the exercise of the rights of a holder of any Security.

          (e) Every Security that bears or is required under this Section 2.5(e) to bear the legend set forth in this Section 2.5(e) (together with any Common Stock issued upon conversion of the Securities and required to bear the legend set forth in Section 2.5(f), collectively, the "Restricted Securities") shall be subject to the restrictions on transfer set forth in this Section 2.5(e) (including the legend set forth below), unless such restrictions on transfer shall be waived by written consent of the Company, and the Holder of each such Restricted Security, by such Holder's acceptance thereof, agreed to be bound by all such restrictions on transfer. As used in Sections 2.5(e) and 2.5(f), the term "transfer" encompasses any sale, pledge, transfer or other disposition whatsoever of any Restricted Security.

          Until three (3) years after the original issuance date of any Security, any certificate evidencing such Security (and all securities issued in exchange therefor or substitution thereof, other than Common Stock, if any, issued upon conversion thereof which shall bear the legend set forth in Section 2.5(f), if applicable) shall bear a legend in substantially the following form (unless such Securities have been transferred pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or unless otherwise agreed by the Company in writing, with notice thereof to the Trustee):

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER
     (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT (AND WHICH CONTINUES TO BE EFFECTIVE UNDER THE ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION

     WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF SUCH SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(F) ABOVE OR THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any Security (or security issued in exchange or substitution thereof) as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend as set forth therein have been satisfied may, upon surrender of such Security for exchange to the Security Registrar in accordance with the provisions of this Section 2.5, be exchanged for a new Security or Securities, of like tenor and aggregate principal amount, which shall not bear the restrictive legend required by this Section 2.5(e).

          The Depositary shall be a clearing agency registered under the Exchange Act. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Global Securities. Initially, the Global Securities shall be issued to the Depositary, registered in the name of Cede & Co., as the nominee of the Depositary, and deposited with the Trustee as Custodian for Cede & Co.

          If at any time the Depositary for a Global Security notifies the Company that it is unwilling or unable to continue as Depositary for a Global Security, the Company may appoint a successor Depositary with respect to such Global Security. If a successor Depositary for a Global Security is not appointed by the Company within ninety (90) days after the Company receives such notice, the Company will execute, and the Trustee, upon receipt of an Officers' Certificate for the authentication and delivery of Securities, will authenticate and deliver, Securities in certified form, in an aggregate principal amount equal to the principal amount of the Global Security in exchange for such Global Security and upon delivery of such Global Security to the Trustee such Global Security shall be canceled.

          Securities in certificated form issued in exchange for all or a part of a Global Security pursuant to this Section 2.5 shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee. Upon execution and authentication, the Trustee shall deliver such Securities in certified form to the persons in whose names such Securities in certificated form are so registered.

          At such time as all interests in a Global Security have been redeemed, converted, canceled, repurchased or transferred, such Security in global form shall be, upon receipt thereof, canceled by the Trustee in accordance with standing procedures and instructions existing between the Depositary and the Custodian. At any time to such cancellation, if any interest in a Global Security is exchanged for Securities in certificated form, redeemed, converted, canceled, repurchased or transferred to a transferee who receives Securities in certificated form therefor or any Security in certificated form is exchanged or transferred for part of a Global Security, the principal amount of such Global Security shall, in accordance with the standing procedures and instructions existing between the Depositary and the Custodian, be appropriately reduced or increased, as the case may be, and an endorsement shall be made on such Global Security, by the Trustee or the Custodian, at the direction of the Trustee, to reflect such reduction or increase.

          (f) Until three (3) years after the original issuance date of any Security, any stock certificate representing Common Stock issued upon conversion of such Security shall bear a legend in substantially the following form (unless such Common Stock has been sold pursuant to a registration statement that has been declared effective under the Securities Act (and which continues to be effective at the time of such transfer) or such Common Stock has been issued upon conversion of Securities that have been transferred pursuant to a registration statement that has been declared effective under the Securities Act or unless otherwise agreed by the Company with written notice thereof to the Trustee and any transfer agent for the Common Stock):

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. THE HOLDER HEREOF AGREES THAT UNTIL THE EXPIRATION OF THREE YEARS AFTER

     THE ORIGINAL ISSUANCE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED, (1) IT WILL NOT RESELL OR OTHERWISE TRANSFER THE COMMON STOCK EVIDENCED HEREBY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) IN COMPLIANCE WITH RULE 144A, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a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

     TRANSFER & TRUST COMPANY, AS TRANSFER AGENT (OR ANY SUCCESSOR TRANSFER AGENT, AS APPLICABLE), THAT THE SECURITY EVIDENCED HEREBY HAS BEEN OR IS BEING OFFERED AND SOLD IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

          Any such Common Stock as to which such restrictions on transfer shall have expired in accordance with their terms or as to which the conditions for removal of the foregoing legend as set forth therein have been satisfied may, upon surrender of the certificates representing such shares of Common Stock for exchange in accordance with the procedures of the transfer agent for the Common Stock, be exchanged for a new certificate or certificates for a like aggregate number of shares of Common Stock, which shall not bear the restrictive legend required by this Section 2.5(f).

          (g) Any certificate evidencing a Security that has been transferred to an Affiliate of the Company within three years after the original issuance date of the Security, as evidenced by a notation on the Assignment Form for such transfer or in the representation letter delivered in respect thereof, for so long as such Security is held by such Affiliate, shall, until three years after the last date on which the Company or any Affiliate of the Company was an owner of such Security, in each case, bear a legend in substantially the following form, unless otherwise agreed by the Company (with written notice thereof to the Trustee):

     THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR THE ACCOUNT TO BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER AGREES (1) THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) IN A TRANSACTION REGISTERED UNDER THE SECURITIES ACT OR (C) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) AND (2) THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. THIS LEGEND SHALL BE REMOVED UPON THE TRANSFER OF THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON

     CONVERSION OF SUCH SECURITY PURSUANT TO THE IMMEDIATELY PRECEDING SENTENCE. IF THE PROPOSED TRANSFER IS PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. AS USED HEREIN, THE TERMS "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

Any stock certificate representing Common Stock issued upon conversion of such Security shall also bear a legend in substantially the form indicated above, unless otherwise agreed by the Company (with written notice thereof to the Trustee).

          (h) Notwithstanding any provision of Section 2.5 to the contrary, in the event Rule 144(k) as promulgated under the Securities Act (or any successor rule) is amended to shorten the three-year period under Rule 144(k) (or the corresponding period under any successor rule), from and after receipt by the Trustee of the Officers' Certificate and Opinion of Counsel provided for this
Section 2.5(h), (i) the references in the first sentence of the second paragraph of Section 2.5(e) to "three (3) years" and in the restrictive legend set forth in such paragraph to "THREE YEARS" shall be deemed for all purposes hereof to be references to such shorter period, (ii) the references in the first paragraph of
Section 2.5(f) to "three (3) years" and in the restrictive legend set forth in such paragraph to "THREE YEARS" shall be deemed for all purposes hereof to be references to such shorter period and (iii) all corresponding references in the Securities and the restrictive legends on the Restricted Securities shall be deemed for all purposes hereof to be references to such shorter period, provided that such changes shall not become effective if they are otherwise prohibited by, or would otherwise cause a violation of, the then-applicable federal securities laws. As soon as practicable after the Company has knowledge of the effectiveness of any such amendment to shorten the three-year period under Rule 144(k) (or the corresponding period under any successor rule), unless such changes would otherwise be prohibited by, or would otherwise cause a violation of, the then-applicable securities law, the Company shall provided to the Trustee an Officers' Certificate and Opinion of Counsel informing the Trustee of the effectiveness of such amendment and the effectiveness of the foregoing changes to Sections 2.5(e) and 2.5(f) and the restrictive legends on the Restricted Securities. The provisions of this Section 2.5(h) will not be effective until such time as the Opinion of Counsel and Officer's Certificate have been received by the Trustee hereunder. This Section

2.5(h) shall apply to successive amendments to Rule 144(k) (or any successor rule 7) shortening the holding period thereunder.

          SECTION 2.6 Mutilated, Destroyed, Lost or Stolen
Securities.

          If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          If there be delivered to the Company and the Trustee

          (1) evidence to their satisfaction of the destruction, loss or theft of any Security, and

          (2) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless,

then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and upon request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

          In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion, but subject to any conversion rights, may, instead of issuing a new Security, pay such Security, upon satisfaction of the condition set forth in the preceding paragraph.

          Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

          Every new Security issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone, and such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities duly issued hereunder.

          The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

          SECTION 2.7 Payment of Interest, Interest Rights
Preserved.

          Interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

          Any interest on any Security which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause
(1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date of the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid (by airmail in the case of any notice sent to an address outside the United States), to each Holder of Securities at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following clause
     (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after written notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed reasonable and practicable by the Trustee.

          Subject to the foregoing provisions of this Section, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

          The person in whose name any Security (or its Predecessor Security) is registered at the close of business on any Record Date (including any Security that is converted after the Record Date and on or before the relevant Interest Payment Date) shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer, exchange or conversion subsequent to the Record Date and on or prior to such Interest Payment Date; provided that in the case of any Security, or portion thereof, called for redemption pursuant to
Article 10 on a Redemption Date or repurchased by the Company pursuant to Article 11 on a repurchase date during the period from the close of business on the Record Date to the close of business on the Business Day next preceding the following Interest Payment Date, interest shall not be paid to the person in whose name the Security, or portion thereof, is registered on the close of business of such Record Date, and the Company shall have no obligation to pay interest on such Security or portion thereof except to the extent required to be paid upon such redemption or repurchase in accordance with Article 10 or Article 11.

          In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment Date), the Holder of such Security shall be required to make a payment to the Company in an amount equal to the interest payable on such Interest Payment Date on the principal amount of the Security so converted. Interest on the principal amount of such Security shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date.

          SECTION 2.8 Persons Deemed Owners.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the bearer of the Global Security as the absolute owner of such Security for the purpose of receiving payment thereof or on account thereof and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein. The Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name any Security is registered as the owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Section 2.7) interest (including Liquidated Damages, if any) on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and notwithstanding any notice of ownership or writing thereon, or any notice of previous loss or theft or other interest therein.

          SECTION 2.9 Cancellation.

          All securities surrendered for payment, redemption, repurchase, conversion, registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee. All Securities so delivered shall be canceled promptly by the Trustee, and no Securities shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Indenture. Upon written instructions of the Company, the Trustee shall destroy canceled Securities and, after such destruction, shall deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are delivered to the Trustee for cancellation.

          SECTION 2.10 Computation of Interest.

          Interest shall be calculated on the basis of a 360-day year. Whenever it is necessary to compute an amount of interest in respect of any Security for a period of less than a full year, such interest shall be calculated on the basis of a 360-day year consisting of 12 months of 30 days each and, in the case of an incomplete month, the number of days elapsed.

          SECTION 2.11 Temporary Securities. Pending the preparation of Securities in certificated form, the Company may execute and the Trustee or an Authenticating Agent shall, upon written request of the Company, authenticate and deliver temporary Securities (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the Securities in certified form but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. Every such temporary Security shall be executed by the Company and authenticated by the Trustee or the Authenticating Agent upon the same conditions and in substantially the same manner, and with the same effect, as the Securities in certificated form. Without unreasonable delay the Company will execute and deliver to the Trustee or the Authenticating Agent Securities in certified form (other than in the case of Securities in global form) and thereupon any or all temporary Securities (other than any such Securities in global form) may be surrendered in exchange therefor, at each office or agency maintained by the Company pursuant to Section 9.2 and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of Securities in certified form. Such exchange shall be made by the Company at its own expense and without any charge therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits and subject to the same limitations under this Indenture as Securities in certificated form authenticated and delivered hereunder.


                              ARTICLE 3

                     SATISFACTION AND DISCHARGE

          SECTION 3.1 Satisfaction and Discharge of Indenture.

          This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange or replacement of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

          (1) either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been destroyed, lost or stolen and which have been replaced or paid as provided in
     Section 3.6 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 10.3), have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation (other than Securities referred to in clauses (i) and (ii) of clause (1)(A) above)

               (i) have become due and payable, or

               (ii) will have become due and payable at their Stated Maturity within one year, or

               (iii) are to be called for redemption within one year under arrangements satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company;

          and the Company, in the case of clause (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee as trust funds (immediately available to the Holders in the case of clause (i)) in trust for the purpose an amount sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal and premium, if any, and interest (including Liquidated Damages, if any) to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

          Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under
Section 5.7 shall survive and, if money shall have been deposited with the Trustee pursuant to clause (1)(B) of this Section, the obligations of the Trustee under Section 3.2 and the last paragraph of Section 9.3 shall survive. Funds held in trust pursuant to this Section are not subject to the provisions of Article 13.


          SECTION 3.2 Application of Trust Money.

          Subject to the provisions of the last paragraph of Section 9.3, all money deposited with the Trustee pursuant to Section 3.1 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent) as the Trustee may determine, to the Persons entitled thereto, of the principal and premium, if any, and interest (including Liquidated Damages, if any) for whose payment such money has been deposited with the Trustee.

          All moneys deposited with the Trustee pursuant to Section
3.1 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

                              ARTICLE 4

                              REMEDIES

          SECTION 4.1 Events of Default.

          "Event of Default", where used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be occasioned by the provisions of Article 13 or be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) there shall be a failure by the Company to pay when due the principal of or premium, if any, on any of the Securities at the Stated Maturity, upon redemption or exercise of a Repurchase Right or otherwise, whether or not such payment is prohibited by Article 13 of this Indenture; or

          (2) there shall be a failure by the Company to pay an installment of interest (including Liquidated Damages, if any) on any of the Securities for 30 days after the date when due, whether or not such payment is prohibited by Article 13 of this Indenture; or

          (3) the Company shall fail to perform or observe any other term, covenant or agreement contained in the Securities or this Indenture for a period of 60 days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the Trustee or to the Company and the Trustee by the Holders of at least 25% in principal amount of the Outstanding Securities; or

          (4) if any default shall have occurred under any agreements, indentures or instruments under which the Company has outstanding Indebtedness in excess of U.S. $25,000,000 in the aggregate (but excluding for purposes of this clause (4) any amounts owing under reimbursement or similar obligations to banks, sureties or other entities which have issued letters of credit, surety bonds, performance bonds or other guarantees relating to the performance by the Company or its subsidiaries of contractual obligations to customers, to the extent any demands made under any such reimbursement or similar obligation relates to a draw under the related letter of credit or other instrument which draw is being contested in good faith through appropriate proceedings) and, if not already matured in accordance with its terms, such Indebtedness (as set forth in this clause (4)) shall have been accelerated, and such acceleration shall not have been rescinded or annulled within 30 days after notice thereof shall have been given to the Company by the Trustee or to the Company and the Trustee by the holders of at least 25% in aggregate principal amount of Outstanding Securities, provided, that if, prior to the entry of judgment in favor of the Trustee, such default under such agreement, indenture or instrument shall be remedied or cured by the Company, or waived by the holders of such Indebtedness (as set forth in this clause (4)), then the Event of Default under this Indenture shall be deemed likewise to have been remedied, cured or waived; or

          (5) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable United States federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; or

          (6) the commencement by the Company of a voluntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by the Company to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable United States federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company, or the filing by the Company of a petition or answer or consent seeking reorganization or relief under any applicable United States federal or state law, or the consent by the Company to the filing of such petition or to the appointment of or the taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or the making by the Company of an assignment for the benefit of creditors, or the admission by the Company in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company expressly in furtherance of any such action.

          SECTION 4.2 Acceleration of Maturity; Rescission and
Annulment.

          If an Event of Default specified in Section 4.1(5) or 4.1(6) occurs and is continuing, then automatically the principal of all the Securities and the interest thereon shall become immediately due and payable. If any other Event of Default occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the Securities to be due and payable immediately at their principal amount together with accrued interest, by a notice in writing to the Company (and to the Trustee if given by the Holders), and upon any such declaration such principal amount and accrued interest shall become immediately due and payable.

          At any time after an acceleration and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), by written notice to the Company and the Trustee, may rescind and annul such acceleration and its consequences if:

          (1) the Company has paid or deposited with the Trustee a sum sufficient to pay

               (A) all overdue interest (including Liquidated
          Damages, if any) on all Securities,

               (B) the principal of and premium, if any, on any Securities which has become due otherwise than by such declaration of acceleration and interest thereon at the rate borne by the Securities,

               (C) to the extent that payment of such interest is lawful, interest upon overdue interest (including
          Liquidated Damages, if any) at the rate borne by the Securities, and

               (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such acceleration, have been cured or waived as provided in
     Section 4.13;

provided, however, that in the event such declaration of acceleration has been made based on the existence of an Event of Default under Section 4.1(4) and such Event of Default has, pursuant to the proviso to such Section 4.1(4), been remedied, cured or waived, then without any further action by the Holders such declaration of acceleration shall be rescinded automatically and the consequences of such declaration shall be annulled.

          No such rescission or annulment shall affect any subsequent default or impair any right consequent thereon.

          SECTION 4.3 Collection of Indebtedness and Suits for
Enforcement by the Trustee.

          The Company covenants that if

          (1) default is made in the payment of any interest (including Liquidated Damages, if any) on any Security when such interest (including Liquidated Damages, if any) becomes due and payable and such default continues for a period of 30 days, or

          (2) default is made in the payment of the principal of or premium, if any, on any Security at the Maturity thereof,

the Company will, upon demand of the Trustee, pay to it, for the benefit of the Holders of such Securities, the whole amount then due and payable (as expressed therein or as a result of any acceleration effected pursuant to Section 4.2) on such Securities for principal and premium, if any, and interest (including Liquidated Damages, if any) and, to the extent that payment of such interest shall be legally enforceable, interest on any overdue principal and premium, if any, and on any overdue interest (including Liquidated Damages, if any), at the rate borne by the Securities, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

          If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company, wherever situated.

          If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

          SECTION 4.4 Trustee May File Proofs of Claim.

          In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (1) to file and prove a claim for the whole amount of principal and premium, if any, and interest (including Liquidated Damages, if any) owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of Securities allowed in such judicial proceeding, and

          (2) to collect and receive any moneys or other property payable or deliverable on any such claim and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceedings is hereby authorized by each Holder of Securities to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders of Securities, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel and any other amounts due the Trustee under Section 6.7.

          Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept, or adopt on behalf of any Holder of a Security, any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder of a Security in any such proceeding.

          SECTION 4.5 Trustee May Enforce Claims Without Possession of Securities.

          All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which judgment has been recovered.

          SECTION 4.6 Application of Money Collected.

          Subject to Article 13, any money collected by the Trustee pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest (including Liquidated Damages, if any), upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

          FIRST: To the payment of all amounts due the Trustee;

          SECOND: To the payment of the amounts then due and unpaid for principal of and premium, if any, and interest (including Liquidated Damages, if any) on the Securities and coupons in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal and premium, if any, and interest (including Liquidated Damages, if any), respectively; and

          THIRD: Any remaining amounts shall be repaid to the Company.

          SECTION 4.7 Limitation on Suit.

          No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

          (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities (or such amount as shall have acted at a meeting pursuant to the provisions of this Indenture);

it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders, or to obtain or seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all such Holders.

          SECTION 4.8 Unconditional Right of Holders to Receive
Principal, Premium and Interest and To Convert.

          Notwithstanding any other provision in this Indenture, the Holder of any Security (other than the Temporary Global Security) shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 2.7) interest (including Liquidated Damages, if any) on such Security on the Stated Maturity expressed in such Security (or, in the case of redemption or exercise of a Repurchase Right, on the Redemption Date) and to convert such Security in accordance with Article 12, and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

          SECTION 4.9 Restoration of Rights and Remedies.

          If the Trustee or any Holder of a Security has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders of Securities shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

          SECTION 4.10 Rights and Remedies Cumulative.

          Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 2.6, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders of Securities is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

          SECTION 4.11 Delay or Omission Not Waiver.

          No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or any acquiescence therein.

Every right and remedy given by this Article or by law to the Trustee or to the Holders of Securities may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders of Securities, as the case may be.

          SECTION 4.12 Control by Holders of Securities.

          The Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted as a meeting pursuant to the provisions of this Indenture) shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be conflict with any rule of law or with this Indenture or expose the Trustee to personal liability, or be unduly prejudicial to the Holders not joining therein,

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

          SECTION 4.13 Waiver of Past Default.

          The Holders, either (a) through the written consent of not less than a majority in principal amount of the Outstanding Securities, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of at least a majority in principal amount of the Outstanding Securities represented at such meeting, may on behalf of the Holders of all the Securities waive any past default hereunder and its consequences, except a default (1) in the payment of the principal of or premium, if any, or interest (including Liquidated Damages, if any) on any Security or (2) in respect of a covenant or provision hereof which under Article 7 cannot be modified or amended without the consent of the Holders of each Outstanding Security affected.

          Upon any such waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

          SECTION 4.14 Undertaking for Costs.

          All parties to this Indenture agree, and each Holder of any Security by such Holder's acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder or any Security for the enforcement of the payment of the principal of or premium, if any, or interest (including Liquidated Damages, if any) on any Security on or after the Stated Maturity expressed in such Security (or, in the case of redemption or exercise of a Repurchase Right, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article 12.

          SECTION 4.15 Waiver of Stay or Extension Laws.

          The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim to take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                              ARTICLE 5

                             THE TRUSTEE

          SECTION 5.1 Certain Duties and Responsibilities.

          (a) Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements to this Indenture.

          (b) In case an Event of Default actually known to a Responsible Officer of the Trustee has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own wilful misconduct, except that

          (1) this paragraph (c) shall not be construed to limit the effect of paragraph (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

          (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

          SECTION 5.2 Notice of Defaults.

          Within 90 days after the occurrence of any default hereunder of which the Trustee has received written notice, the Trustee shall give notice to Holders pursuant to Section 1.5 hereof, unless such default shall have been cured or waived; provided, however, that, except in the case of a default in the payment of the principal of or premium, if any, or interest (including Liquidated Damages, if any), or in the payment of any redemption or repurchase obligation on any Security, the Trustee shall be protected in withholding such notice if and so long as Responsible Officers of the Trustee in good faith determine that the withholding of such notice is in the interest of the Holders; and provided further, that in the case of any default of the character specified in Section 4.1(3), no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time or both would become, an Event of Default.

          SECTION 5.3 Certain Rights of Trustee.

          Subject to the provisions of Section 5.1:

          (1) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, Company Request, Company Order, other certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (2) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (4) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance hereon;

          (5) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders of Securities pursuant to this Indenture, unless such Holders shall have offered to the Trustee security or indemnity satisfactory to it against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (6) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;

          (7) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

          (8) the Trustee shall not be deemed to have notice or actual knowledge of any Event of Default (other than an Event of Default described in Section 4.1(1) or (2)) unless written notice thereof is received by a Responsible Officer of the Trustee at its Corporate Trust Office, including, from Holders of not less than 25% in principal amount of the Outstanding Securities;

          (9) the Trustee shall not be liable for any action taken or omitted to be taken by it in good faith and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture; and

          (10) the rights, protections and immunities afforded to the Trustee hereunder shall apply with equal force and effect to any Paying Agent, Authenticating Agent, Conversion Agent or Security Registrar acting hereunder.

          SECTION 5.4 Not Responsible for Recitals or Issuance of
Securities.

          The recitals contained herein and in the Securities (except the Trustee's and Authenticating Agent's certificates of authentication) shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of Securities or the proceeds thereof.

          SECTION 5.5 May Hold Securities, Act as Trustee Under
Other Indentures.

          The Trustee, any Paying Agent, any Transfer Agent, any Conversion Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with the Company with the same rights it would have if it were not Trustee, Paying Agent, Transfer Agent, Conversion Agent, Security Registrar or such other agent.

          The Trustee may become and act as trustee under other indentures under which other securities, or certificates of interest or participation in other securities, of the Company are outstanding in the same manner as if it were not Trustee.

          SECTION 5.6 Money Held in Trust.

          Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise expressly agreed with the Company.

          SECTION 5.7 Compensation and Indemnification of Trustee and Its Prior Claims.

          The Company covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) and the Company covenants and agrees to pay or reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by or on behalf of it in accordance with any of the provisions of this Indenture (including the reasonable compensation and the expenses and disbursements of its counsel and of all agents and other persons not regularly in its employ), except to the extent that any such expense, disbursement or advance is due to its gross negligence or bad faith. When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 4.1, the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any bankruptcy law. The Company also covenants to indemnify the Trustee and its officers, directors, employees and agents for, and to hold such Persons harmless against, any loss, liability or expense incurred by them, arising out of or in connection with the acceptance or administration of this Indenture or the trusts hereunder or the performance of their duties hereunder, including the costs and expenses of defending themselves against or investigating any claim of liability in the premises, except to the extent that any such loss, liability or expense was due to the gross negligence or bad faith of such Persons. The obligations of the Company under this
Section 5.7 to compensate and indemnify the Trustee and its officers, directors, employees and agents and to pay or reimburse such Persons for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture or the earlier resignation or removal of the Trustee. Such additional indebtedness shall be a senior claim to that of the Securities upon all property and funds held or collected by the Trustee as such, except funds held in trust for the benefit of the Holders of particular Securities, and the Securities are hereby subordinated to such senior claim. "Trustee" for purposes of this Section 5.7 shall include any predecessor Trustee, but the gross negligence or bad faith of any Trustee shall not affect the indemnification of any other Trustee.

          SECTION 5.8 Corporate Trustee Required; Eligibility.

          There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having (together with any Person directly or indirectly controlling the Trustee) a combined capital and surplus of at least U.S. $50,000,000, subject to supervision or examination by federal or state authority. If such corporation publishes reports of conditions at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

          SECTION 5.9 Resignation and Removal; Appointment of
Successor.

          (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee in accordance with the applicable requirements of
Section 5.10.

          (b) The Trustee may resign at any time by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 5.10 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture), delivered to the Trustee and the Company.

          (d) If at any time:

          (1) the Trustee shall cease to be eligible under Section
     5.8 and shall fail to resign after written request therefor by the Company or by any Holder of a Security who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case (i) the Company by a Board Resolution may remove the Trustee, or (ii) subject to Section 4.14, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

          (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee and shall comply with the applicable requirements of Section 5.10. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 5.10, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders of Securities and accepted appointment in the manner required by Section 5.10, any Holder of a Security who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

          (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee to the Holders of Securities in the manner provided in
Section 1.5. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

          SECTION 5.10 Acceptance of Appointment by Successor.

          Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

          No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be eligible under this Article.

          The fees, charges and expenses of the retiring Trustee shall be paid upon the appointment of a successor Trustee hereunder. The retiring Trustee shall not be liable for any acts or omissions of a successor hereunder.

          SECTION 5.11 Merger, Conversion, Consolidation or
Succession to Business.

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

          SECTION 5.12 Authenticating Agent.

          The Company may appoint an authenticating agent or agents reasonably acceptable to the Trustee with respect to the Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon exchange, registration of transfer, partial redemption thereof or substitution pursuant to this Indenture. Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder and every reference herein to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication shall be deemed to include authentication and delivery on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent shall at all times be a bank or trust company authorized by law to act as an authenticating agent, having a combined capital and surplus of not less than U.S. $50,000,000 and subject to supervision or examination by a duly constituted banking authority. If such authenticating agent publishes reports of condition at least annually, pursuant to law or to the requirements of said supervising or examining authority, then for the purposes of this Section 5.12, the combined capital and surplus of such authenticating agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an authenticating agent shall cease to be eligible in accordance with the provisions of this

Section 5.12, such authenticating agent shall resign immediately in the manner and with the effect specified in this Section 5.12.

          The Company hereby appoints The Chase Manhattan Bank as
Authenticating Agent.

          Any corporation into which an authenticating agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such authenticating agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an authenticating agent, shall continue to be an authenticating agent, provided such corporation shall be otherwise eligible under this Section 5.12, without the execution or filing of any paper or any further act on the part of the Trustee or the authenticating agent.

          An authenticating agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company may at any time terminate the agency of an authenticating agent by giving written notice thereof to such authenticating agent and to the Trustee. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such authenticating agent shall cease to be eligible in accordance with the provisions of this Section 5.12, the Company may appoint a successor authenticating agent which shall be acceptable to the Trustee. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless eligible under the provisions of this
Section 5.12.

          The Company agrees to pay to each authorizing agent from time to time reasonable compensation for its services under this
Section 5.12.

          If an authenticating agent is appointed with respect to the Securities pursuant to this Section 5.12, the Securities may have been endorsed thereon, in addition to or in lieu of the Trustee's certification of authentication, an alternate certificate of authentication in the following form:

          This is one of the Securities referred to in the within-mentioned Indenture:

THE CHASE MANHATTAN BANK
     as Trustee
By [Authenticating Agent], as
 Authenticating Agent



By-----------------------------
    Authorized Signatory


                              ARTICLE 6

        CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

          SECTION 6.1 Company May Consolidate, Etc., Only on Certain
Terms.

          The Company shall not consolidate with or merge into any other Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, and the Company shall not permit any Person to consolidate with or merge into the Company or convey, transfer or lease its properties and assets substantially as an entirety to the Company, unless:

          (1) in the event that the Company shall consolidate with or merge into another Person or convey, transfer or lease its properties and assets substantially as an entirety to any Person, the Person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Company substantially as an entirety shall be a corporation organized and validly existing under the laws of the United States of America, any State thereof or the District of Columbia and, if the entity surviving such transaction or transferee entity is not the Company, then such surviving or transferee entity shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any and interest (including Liquidated Damages, if any), on all the Securities and the performance of every covenant of this Indenture on the party of the Company to be performed or observed and shall have provided for conversion rights in accordance with Section 12.11;

          (2) at the time of consummation of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have happened and be continuing; and

          (3) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that such consolidation, merger, conveyance, transfer or lease and, if a supplemental indenture is required in connection with such transaction, such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transaction have been complied with.

          SECTION 6.2 Successor Corporation Substituted.

          Upon any consolidation or merger by the Company with or into any other corporation or any conveyance, transfer or lease of the properties and assets of the Company substantially as an entirety to any Person, in accordance with Section 6.1, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter, except in the case of a lease to another Person, the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Securities.


                              ARTICLE 7

                       SUPPLEMENTAL INDENTURES

          SECTION 7.1 Supplemental Indentures Without Consent of
Holders of Securities.

          Without the consent of any Holders of Securities, the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, for any of the following purposes:

          (1) to evidence the succession of another corporation to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities; or

          (2) to add to the covenants of the Company for the benefit of the Holders of Securities, or to surrender any right or power herein conferred upon the Company; or

          (3) to modify the restrictive legend set forth on the face of the form of Security set forth in Exhibit A hereto or modify the form of certificates set forth in Exhibit A hereto;
     provided, however, that any such modification shall not adversely affect the interest of the Holders of the Securities in any material respect; or

          (4) to make provision with respect to the conversion rights of Holders of Securities pursuant to Section 12.11; or

          (5) to make provision for the establishment of a book-entry system, in which Holders would have the option to participate, for the clearance and settlement of transactions in Securities originally issued in certificated form; or

          (6) to reduce the Conversion Price; provided, that such reduction in the Conversion Price shall not adversely affect the interest of the Holders of Securities (after taking into account tax and other consequences of such reduction) in any material respect; or

          (7) to qualify this Indenture under the Trust Indenture
     Act of 1939, as amended; or

          (8) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein or which is otherwise defective, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided, such action pursuant to this clause (8) shall not adversely affect the interest of the Holders of Securities in any material respect.

          SECTION 7.2 Supplemental Indentures with Consent of
Holders of Securities.

          With either (a) the consent of the Holders of not less than a majority in principal amount of the Outstanding Securities, by the Act of said Holders delivered to the Company and the Trustee, or (b) by the adoption of a resolution, at a meeting of Holders of the Outstanding Securities at which a quorum is present, by the Holders of a majority in principal amount of the Outstanding Securities represented at such meeting, the Company, when authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders of the Securities under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby,

          (1) change the Stated Maturity of the principal of, or any installment of interest (including Liquidated Damages, if any) on, any Security, or reduce the





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                                                                  58






     principal amount thereof or the rate of interest thereon or any premium, if any, payable upon the redemption thereof or the amount payable upon the exercise of a Repurchase Right with respect thereto, or change the coin or currency in which any Security or premium, if any, or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof or, except as permitted by Section 12.11, adversely affect the Repurchase Right or the right to convert any Security as provided in Article 12, or change the subordination provisions of the Securities in a manner adverse to the Holders of Securities, or

          (2) reduce the requirements of Section 8.4 for quorum or voting, or reduce the percentage in principal amount of the Outstanding Securities the consent of whose Holders is required for any such supplemental indenture or the consent of whose Holders is required for any waiver provided for in this Indenture, or

          (3) change the obligation of the Company to maintain an office or agency in The City of New York pursuant to Section
     9.2, or

          (4) modify any of the provisions of this Section, Section
     4.13 or Section 1.10, except to increase any percentage contained herein or therein or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby.

          It shall not be necessary for any Act of Holders of Securities under this Section to approve the particular form of any proposal supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

          SECTION 7.3 Execution of Supplemental Indentures.

          In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 5.1) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture and an Officer's Certificate stating that all conditions precedent to the execution of such supplemental indenture have been fulfilled. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

          SECTION 7.4 Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall





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                                                                  59






form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

          SECTION 7.5 Reference in Securities to Supplemental
Indentures.

          Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Company and the Trustee, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

          SECTION 7.6 Notice of Supplemental Indentures.

          Promptly after the execution by the Company and the Trustee of any supplemental indenture pursuant to the provisions of
Section 7.1 or 7.2, the Company shall give notice, setting forth in general terms the substance of such supplemental indenture, in the manner provided in Section 1.5. Any failure of the Company to give such notice, or any defect therein, shall not in any way impair or affect the validity of any such supplemental indenture.


                              ARTICLE 8

                  MEETING OF HOLDERS OF SECURITIES

          SECTION 8.1 Purposes for Which Meetings May Be Called.

          A meeting of Holders of Securities may be called at any time and from time to time pursuant to this Article to make, give or take any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities.

          SECTION 8.2 Call Notice and Place of Meetings.

          (a) The Trustee may at any time call a meeting of Holders of Securities for any purpose specified in Section 8.1, to be held at such time and at such place in The City of New York. Notice of every meeting of Holders of Securities, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 1.5, not less than 21 nor more than 180 days prior to the date fixed for the meeting.





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                                                                  60





          (b) In case at any time the Company, pursuant to a Board Resolution, or the Holders of at least 10% in principal amount of the Outstanding Securities shall have requested the Trustee to call a meeting of the Holders of Securities for any purpose specified in
Section 8.1, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have made the first publication of the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities in the amount specified, as the case may be, may determine the time and the place in The City of New York for such meeting and may call such meeting for such purposes by giving notice thereof as provided in paragraph
(a) of this Section.

          SECTION 8.3 Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders of Securities, a Person shall be (a) a Holder of one or more Outstanding Securities, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities by such Holder or Holders. The only Persons who shall be entitled to be present or to speak at any meeting of Holders shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

          SECTION 8.4 Quorum; Action.

          The Persons entitled to vote a majority in principal amount of the Outstanding Securities shall constitute a quorum. In the absence of a quorum within 30 minutes of the time appointed for any such meeting, the meeting shall, if convened at the request of Holders of Securities, be dissolved. In any other case the meeting may be adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such meeting. In the absence of a quorum at any such adjourned meeting, such adjourned meeting may be further adjourned for a period of not less than 10 days as determined by the chairman of the meeting prior to the adjournment of such adjourned meeting. Notice of the reconvening of any adjourned meeting shall be given as provided in
Section 8.2(a), except that such notice need be given only once and not less than five days prior to the date on which the meeting is scheduled to be reconvened. Notice of the reconvening of an adjourned meeting shall state expressly the percentage of the principal amount of the Outstanding Securities which shall constitute a quorum.

          Subject to the foregoing, at the reconvening of any meeting adjourned for a lack of a quorum, the Persons entitled to vote 25% in principal amount of the Outstanding Securities at the time shall constitute a quorum for the taking of any action set forth in the notice of the original meeting.





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                                                                  61






          At a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid, any resolution and all matters (except as limited by the proviso to Section 7.2) shall be effectively passed and decided if passed or decided by the Persons entitled to vote not less than a majority in principal amount of Outstanding Securities represented and voting at such meeting.

          Any resolution passed or decisions taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities, whether or not present or represented at the meeting.

          SECTION 8.5 Determination of Voting Rights; Conduct and
Adjournment of Meetings.

          (a) Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Holders of Securities in regard to proof of the holding of Securities and of the appointment of proxies and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall deem appropriate. Except as otherwise permitted or required by any such regulations, the holding of Securities shall be proved in the manner specified in
Section 1.3 and the appointment of any proxy shall be proved in the manner specified in Section 1.3. Such regulations may provide that written instruments appointing proxies, regular on their face, may be presumed valid and genuine without the proof specified in Section
1.3 or other proof.

          (b) The Trustee shall, by an instrument in writing, appoint a temporary chairman (which may be the Trustee) of the meeting, unless the meeting shall have been called by the Company or by Holders of Securities as provided in Section 8.2(b), in which case the Company or the Holders of Securities calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in principal amount of the Outstanding Securities represented at the meeting.

          (c) At any meeting each Holder of a Security or proxy shall be entitled to one vote for each U.S. $1,000 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (d) Any meeting of Holders of Securities duly called pursuant to Section 8.2 at which a quorum is present may be adjourned from time to time by Persons entitled to





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                                                                  62






vote a majority in principal amount of the Outstanding Securities represented at the meeting, and the meeting may be held as so adjourned without further notice.

          SECTION 8.6 Counting Votes and Recording Action of
Meetings.

          The vote upon any resolution submitted to any meeting of Holders of Securities shall be by written ballots on which shall be subscribed the signatures of the Holders of Securities or of their representatives by proxy and the principal amounts and serial numbers of the Outstanding Securities held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record, at least in duplicate, of the proceedings of each meeting of Holders of Securities shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more Persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was given as provided in Section 8.2 and, if applicable, Section 8.4. Each copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting. Any record so signed and verified shall be conclusive evidence of the matters therein stated.


                              ARTICLE 9

                              COVENANTS

          SECTION 9.1 Payment of Principal, Premium and Interest.

          The Company will duly and punctually pay the principal of and premium, if any and interest (including Liquidated Damages, if any) in respect of the Securities in accordance with the terms of the Securities and this Indenture. The Company will deposit or cause to be deposited with the Trustee as directed by the Trustee, one Business Day prior to the Stated Maturity of any Security or installment of interest, all payments so due.

          SECTION 9.2 Maintenance of Offices or Agencies.

          The Company hereby appoints the Corporate Trust Office of the Trustee as its agent in The City of New York, where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served.





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                                                                  63






          The Company may at any time and from time to time vary or terminate the appointment of any such agent or appoint any additional agents for any or all of such purposes; provided, however, that until all of the Securities have been delivered to the Trustee for cancellation, or moneys sufficient to pay the principal of and premium, if any, and interest (including Liquidated Damages, if any) on the Securities have been made available for payment and either paid or returned to the Company pursuant to the provisions of
Section 9.3, the Company will maintain in The City of New York, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee, and notice to the Holders in accordance with Section 1.5, of the appointment or termination of any such agents and of the location and any change in the location of any such office or agency.

          If at any time the Company shall fail to maintain any such required office or agency in The City of New York, or shall fail to furnish the Trustee with the address thereof, presentations and surrenders may be made and notices and demands may be served on and Securities may be surrendered for conversion to the Corporate Trust Office of the Trustee.

          SECTION 9.3 Money for Security Payments To Be Held in
Trust.

          If the Company shall act as a Paying Agent, it will, on or before each due date of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on any of the Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium, if any, or interest (including Liquidated Damages, if any) so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided and the Company will promptly notify the Trustee of its action or failure so to act.

          Whenever the Company shall have one or more Paying Agents, it will, one Business Day prior to each due date of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on any Securities (or, if applicable, cash in lieu of conversion of any Security), deposit with a Paying Agent a sum sufficient to pay the principal and premium, if any, or interest (including Liquidated Damages, if any) so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium, if any, or interest (including Liquidated Damages, if any), and (unless such Paying Agent is the Trustee) the Company will promptly notify the Trustee of any failure so to act.

          The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of and premium, if any, or interest (including Liquidated Damages, if any) on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company in the making of any payment of principal and premium, if any, or interest (including Liquidated Damages, if any); and

          (3) at any time during the continuance of any such default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

          The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Company Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

          Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest (including Liquidated Damages, if any) and redemption or repurchase payments have become due and payable shall be paid to the Company on Company Request, subject to applicable abandoned property and escheat laws, or (if then held by the Company) shall be discharged from such trust; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that (i) the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company cause to be published or mailed notice as provided in
Section 1.5, except that such notice need be given only once, (ii) such money remains unclaimed and (iii) after a date specified in such notice, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.





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                                                                  65






          SECTION 9.4 Corporate Existence.

          Subject to Article 6, the Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company determines that the preservation thereof is no longer desirable in the conduct of the business of the Company and that the loss thereof is not disadvantageous in any material respect to the Holders.

          SECTION 9.5 Maintenance of Properties.

          The Company will, and will cause each Significant Subsidiary to, maintain and keep its properties and every part thereof in such repair, working order and condition, and make or cause to be made all such needful and proper repairs, renewals and replacements thereto, as in the judgment of the Company are necessary in the interests of the Company; provided, however, that nothing in this Section shall prevent the Company or any Significant Subsidiary from selling, abandoning or otherwise disposing of any of their respective properties or discontinuing a part of their respective businesses from time to time if, in the judgment of the Company, such sale, abandonment, disposition or discontinuance is advisable and does not materially adversely affect the interests or business of the Company or any of its Subsidiaries.

          SECTION 9.6 Payment of Taxes and Other Claims.

          The Company will, and will cause each Significant Subsidiary to, promptly pay and discharge or cause to be paid and discharged all taxes, assessments and governmental charges or levies lawfully imposed upon it or upon its income or profits or upon any of its property, real or personal, or upon any part thereof, as well as all claims for labor, materials and supplies which, if unpaid, might by law become a lien or charge upon its property; provided, however, that neither the Company nor any Significant Subsidiary shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge, levy, or claim if the amount, applicability or validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company or such Significant Subsidiary, as the case may be, shall have set aside on its books reserves deemed by it adequate with respect thereto.

          SECTION 9.7 Statement by Officers as to Default.

          The Company will deliver to the Trustee, on or before October 1 in each year ending after the date hereof, an Officers' Certificate, stating whether or not to the best knowledge of the signers thereof the Company is in default in the performance and observance of any of the terms, provisions and conditions of this Indenture, without regard to any period of grace or requirement of notice provided hereunder and if the Company shall be





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                                                                  66






in default, specifying all such defaults and the nature and status thereof of which they may have knowledge. In the event an officer of the Company comes to actually know of such a default, regardless of the date the Company will deliver an Officers' Certificate to the Trustee specifying such default and the nature and status thereof.

          SECTION 9.8 Waiver of Certain Covenants.

          The Company may omit in any particular instance to comply with any term, provision or condition set forth in Sections 9.3 to 9.5, inclusive, if before the time for such compliance the Holders of at least a majority in principal amount of the Outstanding Securities (or such lesser amount as shall have acted at a meeting pursuant to the provisions of this Indenture) shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition, but no waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect.

          SECTION 9.9 Delivery of Certain Information.

          At any time when the Company is not subject to Section 13 or 15(d) of the Exchange Act, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information to such Holder or to a prospective purchaser of such Security designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the Securities Act in connection with the resale of such Security by such Holder; provided, however, that the Company shall not be required to furnish such information in connection with any request made on or after the date which is three years from the date such Security (or any predecessor Security) was acquired from the Company; and provided further, however, that the Company shall not be required to furnish such information at any time to a prospective purchaser located outside the United States who is not a "U.S. person" within the meaning of Regulation S under the Securities Act if such Security may then be sold to such prospective purchaser in accordance with Rule 903 or Rule 904 of Regulation S under the Securities Act (or any successor provision thereto). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          SECTION 9.10 Resale of Certain Securities.

          During the period of three years after the Closing Date, the Company shall not, and shall not permit any of its "affiliates" (as defined under Rule 144 under the Securities Act) to, resell any Securities, or shares of Common Stock issuable upon conversion of the Securities, which constitute "restricted securities" under Rule 144, that are acquired by any of them within the United States or to U.S. persons (as defined in





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                                                                  67





Regulation S) except pursuant to an effective registration statement under the Securities Act or an applicable exemption therefrom. The Trustee shall have no responsibility or liability in respect of the Company's performance of its agreement in the preceding sentence.


                             ARTICLE 10

                      REDEMPTION OF SECURITIES

          SECTION 10.1 Right of Redemption.

          The Company may, at its option, redeem all, or from time to time, any part of the Securities on any date prior to maturity, upon notice as set forth in Section 10.3, at the Redemption Prices specified in the form of Security set forth in Exhibit A hereto, together with accrued interest to the Redemption Date; provided, however, that prior to October 12, 1999, the Company may not redeem the Securities.

          SECTION 10.2 Applicability of Article.

          Redemption of Securities at the election of the Company or otherwise as permitted or required by any provision of the Securities or this Indenture, shall be made in accordance with such provision and this Article.

          SECTION 10.3 Election to Redeem; Notice to Trustee.

          The election of the Company to redeem any Securities shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of all of the Securities, the Company shall, at least 60 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 75 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

          SECTION 10.4 Selection by Trustee of Securities To Be
Redeemed.

          If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 75 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee may deem fair and appropriate. Partial redemption must be in an amount not less than U.S. $1,000,000 principal amount of Securities. Such method of selection may provide for the selection for redemption of portions (equal to U.S. $1,000 or





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                                                                  68






any integral multiple thereof) of the principal amount of Securities of a denomination larger than U.S. $1,000.

          If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed to be the portion selected for redemption (provided, however, that the Holder of such Security so converted and deemed redeemed shall not be entitled to any additional interest payment as a result of such deemed redemption than such Holder would have otherwise been entitled to receive upon conversion of such Security). Securities which have been converted during a selection of Securities to be redeemed may be treated by the Trustee as Outstanding for the purpose of such selection.

          The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities in registered form selected for partial redemption, the principal amount thereof to be redeemed.

          For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

          SECTION 10.5 Notice of Redemption.

          Notice of redemption shall be given in the manner provided in Section 1.5 to the Holders of Securities to be redeemed. Such notice shall be given not less than 30 nor more than 60 days prior to the Redemption Date.

          All notices of redemption shall state:

          (1) the Redemption Date,

          (2) the Redemption Price, and accrued interest, if any,

          (3) if less than all the Outstanding Securities are to be redeemed, the aggregate principal amount of Securities to be redeemed and the aggregate principal amount of Securities which will be outstanding after such partial redemption,

          (4) that on the Redemption Date the Redemption Price, and accrued interest, if any, will become due and payable upon each such Security to be redeemed, and that interest thereon shall cease to accrue on and after said date,





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                                                                  69





          (5) the Conversion Price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the places where such Securities may be surrendered for conversation,

          (6) the place or places that the certificate required by
     Section 10.7 and Section 2.2 shall be delivered, and the form of such certificate, and

          (7) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any.

          In case of a partial redemption, the first notice given shall specify the last date on which exchanges or transfers of Securities may be made pursuant to Section 2.5, and the second notice shall specify the serial numbers of Securities and the portions thereof called for redemption.

          Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name of and at the expense of the Company.

          SECTION 10.6 Deposit of Redemption Price.

          One Business Day prior to any Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

          If any Security called for redemption is converted, any money deposited with the Trustee or with a Paying Agent or so segregated and held in trust for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 2.7) be paid to the Company on Company Request or, if then held by the Company, shall be discharged from such trust.

          SECTION 10.7 Securities Payable on Redemption Date.

          Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with said notice,





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such Security shall be paid by the Company at the Redemption Price together with accrued interest to the Redemption Date; provided, however, the installments of interest on Securities whose Stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such on the relevant Record Date according to their terms and the provisions of Section 2.7.

          If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal and premium, if any, shall, until paid, bear interest from the Redemption Date at the rate prescribed therefor in the Security.

          Upon presentation and surrender of any Security which is to be purchased in part only, upon its purchase, the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities in authorized denominations in aggregate principal amount equal to the portion of the Security not purchased.

          SECTION 10.8 Securities Redeemed in Part.

          Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 9.2 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.


                             ARTICLE 11

                 REPURCHASE UPON A DESIGNATED EVENT

          SECTION 11.1 Repurchase Right.

          (a) If, at any time prior to October 1, 2006 there shall occur a Designated Event, then each Holder shall have the right (the "Repurchase Right"), at such Holder's option, but subject to the provisions of Section 11.2, to require the Company to repurchase all of such Holder's Securities, or any portion thereof (in principal amounts of $1,000 or integral multiples thereof), on the repurchase date fixed by the Company that is not less than 30 days nor more than 45 days after the date of the Company Notice (as defined in Section 11.2 below) of such Designated Event (or, if such 45th day is not a Business Day, the next succeeding Business Day). The repurchase price shall be equal to 100% of the principal





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amount of Securities, together with accrued interest, if any, to, but excluding, the repurchase date (the "Repurchase Price"); provided that if such repurchase date is April 1 or October 1, then the interest payable on such date shall be paid to the holder of record of the Securities on the next preceding March 15 or September 15, respectively. No Securities may be repurchased at the option of Holders upon a Designated Event if there has occurred and is continuing an Event of Default, other than a default in the payment of the Repurchase Price with respect to such Securities on the repurchase date. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the fulfillment by the Company of the conditions set forth in Section 11.2, by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price as described in Section 11.2(a). Whenever in this Indenture there is a reference in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Indenture shall not be construed as excluding the Repurchase Price in those provisions of this Indenture when such express mention is not made; provided, however, that for the purposes of Article 13, such reference shall be deemed to include reference to the Repurchase Price only if the Repurchase Price is payable in cash.

          SECTION 11.2 Conditions to the Company's Election to Pay the Repurchase Price in Common Stock. The Company may elect to pay the Repurchase Price by delivery of shares of Common Stock pursuant to Section 11.1 if and only if the following conditions have been satisfied:

          (a) The shares of Common Stock deliverable in payment of the Repurchase Price shall have a fair market value as of the repurchase date of not less than the Repurchase Price. For purposes of this Section 11.2, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Closing Prices of the Common Stock for the five consecutive trading days ending on and including the third trading day immediately preceding the repurchase dates;

          (b) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration under any Federal securities law before such shares may be freely transferrable without being subject to any transfer restrictions under the Securities Act upon repurchase, such registration shall have been completed and shall have become effective prior to the repurchase date;

          (c) In the event any shares of Common Stock to be issued upon repurchase of Securities hereunder require registration with or approval of any governmental authority under any State law or any other Federal law before such shares may be validly issued or delivered upon repurchase, such registration shall have been completed, have become effective and such approval shall have been obtained, in each case, prior to the repurchase date;





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                                                                  72



          (d) The shares of Common Stock deliverable in payment of the Repurchase Price shall be listed for trading on a U.S. national securities exchange or approved for trading on an established automated over-the-counter trading market in the United States, in either case, immediately prior to the repurchase date; and

          (e) All shares of Common Stock deliverable in payment of the Repurchase Price shall be issued out of the Company's authorized but unissued Common Stock and will, upon issue, be duly and validly issued and fully paid and non-assessable and free of any preemptive rights.

          If all of the conditions set forth in this Section 11.2 are not satisfied in accordance with the terms thereof, the Repurchase Price shall be paid by the Company only in cash.

          SECTION 11.3 Notices; Method of Exercising Repurchase
Right, Etc.

          (a) Unless the Company shall have theretofore called for redemption all of the outstanding Securities, on or before the thirtieth (30th) calendar day after the Company becomes aware of the occurrence of a Designated Event, the Company or, at the request and expense of the Company, the Trustee, shall mail to all Holders a notice (the "Company Notice") of the occurrence of the Designated Event and of the Repurchase Right set forth herein arising as a result thereof. The Company shall also deliver a copy of such notice of a Repurchase Right to the Trustee and cause of such notice of a Repurchase Right, or a summary of the information contained therein, to be published in a newspaper of general circulation in The City of New York. The Company Notice shall contain the following information:

          (1) the repurchase date,

          (2) the date by which the Repurchase Right must be exercised,

          (3) the last date by which the election to require repurchase, if submitted, may be revoked,

          (4) the Repurchase Price, and whether the Repurchase Price shall be paid by the Company in cash or by delivery of shares of Common Stock,

          (5) a description of the procedure which a Holder must follow to exercise a Repurchase Right, and

          (6) the Conversion Price then in effect, the date on which the right to convert the principal amount of the Securities to be repurchased will terminate and the place or places where
     Securities may be surrendered for conversion.





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                                                                  73






          No failure of the Company to give the foregoing notices or defect therein shall limit any Holder's right to exercise a Repurchase Right or affect the validity of the proceedings for the repurchase of Securities.

          If any of the foregoing provisions are inconsistent with applicable law, such law shall govern.

          (b) To exercise a Repurchase Right, a Holder shall deliver to the Trustee on or before the close of business on the second Business Day preceding the repurchase date (i) written notice to the Company (or agent designated by the Company for such purpose) of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Securities to be repurchased, a statement that an election to exercise the Repurchase Right is being made thereby, and, in the event that the Repurchase Price shall be paid in shares of Common Stock, the name or names (with addresses) in which the certificate or certificates for shares of Common Stock shall be issued, and (ii) the Securities with respect to which the Repurchase Right is being exercised, duly endorsed for transfer to the Company. Election of repurchase by a Holder shall be revocable at any time prior to, but excluding, the repurchase date, by delivering written notice to that effect to the Trustee prior to the close of business on the second Business Day prior to the repurchase date.

          (c) In the event the Repurchase Right shall be exercised in accordance with the terms hereof, the Company shall pay or cause to be paid to the Trustee the Repurchase Price in cash or shares of Common Stock, as provided above, for payment to the Holder on the repurchase date or, if shares of Common Stock are to be issued, as promptly after the repurchase date as practicable.

          (d) If the Company fails to repurchase on the repurchase date any Securities (or portions thereof) as to which the Repurchase Right has been properly exercised, then the principal of such Securities shall, until paid, bear interest to the extent permitted by applicable law from the repurchase date at the rate borne by the Securities and each such Security shall be convertible into Common Stock in accordance with this Indenture (without giving effect to Section 11.2(b)) until the principal of such Security shall have been paid or duly provided for.

          (e) Any Security which is to be repurchased only in part shall be surrendered to the Trustee (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or its attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge a new Security or Securities, containing identical terms and conditions, of any authorized denomination as requested by such Holder in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.





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                                                                  74





          (f) One Business Day prior to the repurchase date, the Company shall deposit with the Trustee or with a Paying Agent (or, if the Company is acting as its own Paying Agent, segregate and hold in trust as provided in Section 9.3) an amount of money sufficient to pay the Repurchase Price of the Securities that are to be repaid on the repurchase date.

          (g) Any issuance of shares of Common Stock in respect of the Repurchase Price shall be deemed to have been effected immediately prior to the close of business on the repurchase date and the person or persons in whose name or names any certificate or certificates for shares of Common Stock shall be issuable upon such repurchase shall be deemed to have become on the repurchase date the holder or holders of record of the shares represented thereby; provided, however, that any surrender for repurchase on a date when the stock transfer books of the Company shall be closed shall constitute the person or persons in whose name or names the certificate or certificates for such shares are to be issued as the record holder or holders thereof for all purposes at the opening of business on the next succeeding day on which such stock transfer books are open. No payment or adjustment shall be made for dividends or distributions on any Common Stock issued upon repurchase of any Security declared prior to the repurchase date.

          (h) No fractional shares of Common Stock or scrip representing fractional shares shall be issued upon repurchase of Securities. If more than one Security shall be repurchased from the same holder and the Repurchase Price shall be payable in shares of Common Stock, the number of full shares which shall be issued upon repurchase shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof to the extent permitted hereby) so repurchased. If any fractional share of stock otherwise would be issuable upon repurchase of any Security or Securities, the Company shall make an adjustment therefor in cash at the current market value thereof to the Holder of Securities. For these purposes, the current market value of a share of Common Stock shall be the Quoted Price on the first trading day immediately preceding the repurchase date.

          (i) The issue of stock certificates on repurchase of Securities shall be made without charge to the Holder of Securities being repurchased for any tax in respect of the issue thereof. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of stock in any name other than that of the Holder of any Security repurchased, and the Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.





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                             ARTICLE 12

                      CONVERSION OF SECURITIES

          SECTION 12.1 Conversion Privilege and Conversion Price.

          Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any definitive Security or any portion of the principal amount thereof which is U.S. $1,000 or an integral multiple of U.S. $1,000 may be converted at the principal amount thereof, or of such portion thereof, into duly authorized, fully paid and nonassessable shares of Common Stock, at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall, with respect to all Securities, commence on the 60th day following the latest date of original issuance thereof and expire at the close of business on October 1, 2006. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or the portion so called, shall expire at the close of business on the fifth Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption. In the case of a Designated Event for which the Holder exercises its Repurchase Right with respect to a Security or portion thereof, such conversion right in respect of the Security or portion thereof shall expire upon receipt of the written notice of exercise of such Repurchase Right.

          The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially U.S. $45.75 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in paragraphs (1), (2), (3), (4), (5), (6) and (7) of Section 12.4.

          SECTION 12.2 Exercise of Conversion Privilege.

          In order to exercise the conversion privilege, the Holder of any definitive Security to be converted shall surrender such Security duly endorsed or assigned to the Company or in blank, at the office of any Conversion Agent (as specified and subject to the terms and limitations set forth in Section 9.2), accompanied by a duly signed conversion notice substantially in the form hereinbefore set forth to the Company at such Conversion Agent stating that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (except in the case of any Security whose Maturity is prior to such Interest Payment Date) shall be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest to be received on such Interest Payment Date on the principal amount of Securities being surrendered for conversion.





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                                                                  76





          Securities shall be deemed to have been converted immediately prior to the close of business on the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall cause to be issued and delivered to such Conversion Agent a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share as provided in Section 12.3.

          In the event that the Company shall have failed to register the Common Stock into which the Restricted Securities may be converted pursuant to an effective registration statement under the Securities Act, all shares of Common Stock delivered upon such conversion shall bear a restrictive legend substantially in the form of the legend required to be set forth on the Restricted Securities pursuant to Sections 2.5 and as set forth in the form of Security in Exhibit A hereto and shall be subject to the restrictions on transfer provided in such legend. Neither the Trustee nor the Conversion Agent shall have any responsibility for the inclusion or content of any such restrictive legend on such Common Stock; provided, however, that the Trustee or such Conversion Agent, as the case may be, shall have provided, to the Company or to the Company's transfer agent for such Common Stock, prior to or concurrently with a request to the Company to deliver to the Conversion Agent certificates of such Common Stock, written notice that the Securities delivered for conversion are Restricted Securities.

          In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Securities.

          If shares of Common Stock to be issued upon conversion of a Restricted Security, or Securities to be issued upon conversion of a Restricted Security in part only, are to be registered in a name other than that of the Holder of such Restricted Security, then such Holder must deliver to the Conversion Agent a certificate in substantially the form set forth in the form of Security set forth in Exhibit A hereto, dated the date of surrender of such Restricted Security and signed by such Holder, as to compliance with the restrictions on transfer applicable to such Restricted Security. Neither the Trustee nor any Conversion Agent, Registrar or Transfer Agent shall be required to register in a name other than that of the Holder shares of Common Stock or Securities issued upon conversion of any such Restricted Security not so accompanied by a properly completed certificate.





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                                                                  77






          SECTION 12.3 Fractions of Shares.

          No fractional shares of Common Stock shall be issued upon any conversion of any Security or Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay a cash adjustment in respect of such fraction (calculated to the nearest one-100th of a share) in an amount equal to the same fraction of the Quoted Price of the Common Stock as of the trading day before the date of conversion.

          SECTION 12.4 Adjustment of Conversion Price.

          The Conversion Price shall be subject to adjustments, calculated by the Company, from time to time as follows:

          (a) In case the Company shall hereafter pay a dividend or make a distribution to all holders of the outstanding Common Stock in shares of Common Stock, the Conversion Price in effect at the opening of business on the date following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date (as defined in Section 12.4(g)) fixed for such determination and the denominator shall be the sum of such number of shares and the total number of shares constituting such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the Record Date. If any dividend or distribution of the type described in this
Section 12.4(a) is declared but not so paid or made, the Conversion Price shall again be adjusted to the Conversion Price which would then be in effect if such dividend or distribution had not been declared.

          (b) In case the Company shall issue rights or warrants to all holders of its outstanding shares of Common Stock entitling them (for a period expiring within forty-five (45) days after the date fixed for the determination of stockholders entitled to receive such rights or warrants) to subscribe for or purchase shares of Common Stock at a price per share less than the Current Market Price (as defined in Section 12.4(g)) on the Record Date fixed for the determination of stockholders entitled to receive such rights or warrants, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect at the opening of business on the date after such Record Date by a fraction of which the numerator shall be the number of shares of Common Stock outstanding at the close of business on the Record Date plus the number of shares which the aggregate offering price of the total number of shares so offered would purchase at





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                                                                  78






such Current Market Price, and of which the denominator shall be the number of shares of Common Stock outstanding on the close of business on the Record Date plus the total number of additional shares of Common Stock so offered for subscription or purchase. Such adjustment shall become effective immediately after the opening of business on the day following the Record Date fixed for determination of stockholders entitled to receive such rights or warrants. To the extent that shares of Common Stock are not delivered pursuant to such rights or warrants, upon the expiration or termination of such rights or warrants the Conversion Price shall be readjusted to the Conversion Price which would then be in effect had the adjustments made upon the issuance of such rights or warrants been made on the basis of the delivery of only the number of shares of Common Stock actually delivered. In the event that such rights or warrants are not so issued, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such date fixed for the determination of stockholders entitled to receive such rights or warrants had not been fixed. In determining whether any rights or warrants entitle the holders to subscribe for or purchase shares of Common Stock at less than such Current Market Price, and in determining the aggregate offering price of such shares of Common Stock, there shall be taken into account any consideration received for such rights or warrants, the value of such consideration if other than cash, to be determined by the Board of Directors.

          (c) In case the outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and conversely, in case outstanding shares of Common Stock shall be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionately increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

          (d) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock shares of any class of capital stock of the Company (other than any dividends or distributions to which Section 12.4(a) applies) or evidences of its indebtedness, cash or other assets (including securities, but excluding (1) any rights or warrants referred to in Section 12.4(b),
(2) dividends and distributions paid exclusively in cash and (3) any capital stock, evidences of indebtedness, cash or assets distributed upon a merger or consolidation to which Section 12.11 applies) (the foregoing hereinafter in this Section 12.4(d) called the "securities")) (unless the Company elects to reserve such securities for distribution to the Holders upon conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock to which such Holder is entitled, the amount and kind of such securities which such Holder would have received if such Holder had converted its Securities into Common Stock immediately prior to the Record Date (as defined in Section 12.4(g)) for such distribution of





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                                                                  79






the securities)), then, in each such case, the Conversion Price shall be reduced so that the same shall be equal to the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on the Record Date (as defined in Section 12.4(g)) with respect to such distribution by a fraction of which the numerator shall be the Current Market Price (determined as provided in Section 12.4(g)) on such date less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) on such date of the portion of the securities so distributed applicable to one share of Common Stock and the denominator shall be such Current Market Price, such reduction to become effective immediately prior to the opening of business on the day following the Record Date; provided, however, that in the event the then fair market value (as so determined) of the portion of the securities so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of securities such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price would then be in effect if such dividend or distribution had not been declared. If the Board of Directors determines the fair market value of any distribution for purposes of this Section 12.4(d) by reference to the actual or when issued trading market for any securities comprising all or part of such distribution, it must in doing so consider the prices in such market over the same period (the "Reference Period") used in computing the Current Market Price pursuant to Section 12.4(g) to the extent possible, unless the Board of Directors in a Board Resolution determines in good faith that determining the fair market value during the Reference Period would not be in the best interest of the Holder.

          Rights or warrants distributed by the Company to all holders of Common Stock entitling the holders thereof to subscribe for or purchase shares of the Company's capital stock (either initially or under certain circumstances), which rights or warrants, until the occurrence of a specified event or events ("Trigger Event"); (i) are deemed to be transferred with such shares of Common Stock; (ii) are not exercisable; and (iii) are also issued in respect of future issuances of Common Stock, shall be deemed not to have been distributed for purposes of this Section 12.4(d) (and no adjustment to the Conversion Price under this Section 12.4(d) will be required) until the occurrence of the earliest Trigger Event. If such right or warrant is subject to subsequent events, upon the occurrence of which such right or warrant shall become exercisable to purchase different securities, evidences of indebtedness or other assets or entitle the holder to purchase a different number or amount of the foregoing or to purchase any of the foregoing at a different purchase price, then the occurrence of each such event shall be deemed to be the date of issuance and record date with respect to a new right or warrant (and a termination or expiration of the existing right or warrant without exercise by the holder thereof). In addition, in the event of any distribution (or deemed distribution) of rights or warrants, or any Trigger Event or other event (of the type described in the preceding sentence) with respect thereto, that resulted in





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                                                                  80






an adjustment to the Conversion Price under this Section 12.4(d),
(1) in the case of any such rights or warrants which shall all have been redeemed or repurchased without exercise by any holders thereof, the Conversion Price shall be readjusted upon such final redemption or repurchase to give effect to such distribution or Trigger Event, as the case may be, as though it were a cash distribution, equal to the per share redemption or repurchase price received by a holder of Common Stock with respect to such rights or warrant (assuming such holder had retained such rights or warrants), made to all holders of Common Stock as of the date of such redemption or repurchase, and (2) in the case of such rights or warrants all of which shall have expired or been terminated without exercise, the Conversion Price shall be readjusted as if such rights and warrants had never been issued.

          For purposes of this Section 12.4(d) and Sections 12.4(a) and (b), any dividend or distribution to which this Section 12.4(d) is applicable that also includes shares of Common Stock, or rights or warrants to subscribe for or purchase shares of Common Stock to which Section 12.4(b) applies (or both), shall be deemed instead to be (1) a dividend or distribution of the evidences of indebtedness, assets, shares of capital stock, rights or warrants other than such shares of Common Stock or rights or warrants to which Section 12.4(b) applies (and any Conversion Price reduction required by this Section 12.4(d) with respect to such dividend or distribution shall then be made) immediately followed by (2) a dividend or distribution of such shares of Common Stock or such rights or warrants (and any further Conversion Price reduction required by Sections 12.4(a) and
(b) with respect to such dividend or distribution shall then be made), except (A) the Record Date of such dividend or distribution shall be substituted as "the date fixed for the determination of stockholders entitled to receive such dividend or other distribution", "Record Date fixed for such determinations" and "Record Date" within the meaning of Section 12.4(a) and as "the date fixed for the determination of stockholders entitled to receive such rights or warrants", "the Record Date fixed for the determination of the stockholders entitled to receive such rights or warrants" and such "Record Date" within the meaning of Section 12.4(b) and (B) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of Section 12.4(a).

          (e) In case the Company shall, by dividend or otherwise, distribute to all holders of its Common Stock cash (excluding any cash that is distributed upon a merger or consolidation to which
Section 12.11 applies or as part of a distribution referred to in
Section 12.4(d)), in an aggregate amount that, combined together with (1) the aggregate amount of any other such distributions to all holders of Common Stock made exclusively in cash within the twelve
(12) months preceding the date of payment of such distribution, and in respect of which no adjustment pursuant to this Section 12.4(e) has been made, and (2) the aggregate of any cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) of consideration payable in respect of any tender offer by the Company or any of its Subsidiaries for all or any portion of the Common Stock concluded within the twelve (12) months preceding the





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date of such distribution, and in respect of which no adjustment pursuant to Section 12.4(f) has been made, exceeds 10.0% of the product of the Current Market Price (determined as provided in Section 12.4(g)) on the Record Date with respect to such distribution times the number of shares of Common Stock outstanding on such date, then and in each such case, immediately after the close of business on such date, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the close of business on such Record Date by a fraction (i) the numerator of which shall be equal to the Current Market Price on the Record Date less an amount equal to the quotient of (x) the excess of such combined amount over such 10.0% and (y) the number of shares of Common Stock outstanding on the Record Date and (ii) the denominator of which shall be equal to the Current Market Price on such date, provided, however, that in the event the portion of the cash so distributed applicable to one share of Common Stock is equal to or greater than the Current Market Price of the Common Stock on the Record Date, in lieu of the foregoing adjustment, adequate provision shall be made so that each Holder shall have the right to receive upon conversion of a Security (or any portion thereof) the amount of cash such Holder would have received had such Holder converted such Security (or portion thereof) immediately prior to such Record Date. In the event that such dividend or distribution is not so paid or made, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such dividend or distribution had not been declared. Any cash distribution to all holders of Common Stock as to which the Company makes the election permitted by Section 12.4(l) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.4(e).

          (f) In case a tender offer made by the Company or any of its Subsidiaries for all or any portion of the Common Stock shall expire and such tender offer (as amended upon the expiration thereof) shall require the payment to stockholders (based on the acceptance (up to any maximum specified in the terms of the tender offer) of Purchased Shares (as defined below)) of an aggregate consideration having a fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution) that combined together with (1) the aggregate of the cash plus the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), as of the expiration of such tender offer, of consideration payable in respect of any other tender offers, by the Company or any of its Subsidiaries for all or any portion of the Common Stock expiring within the twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to this Section 12.4(f) has been made and (2) the aggregate amount of any distributions to all holders of the Company's Common Stock made exclusively in cash within twelve (12) months preceding the expiration of such tender offer and in respect of which no adjustment pursuant to Section 12.4(e) has been made, exceeds 10.0% of the product of the Current Market Price (determined as provided in Section 12.4(g)) as of the last time (the "Expiration Time") tenders could have been made pursuant to such tender offer (as it may be amended) times the number of shares of Common Stock outstanding (including any tendered





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shares) on the Expiration Time, then, and in each such case, immediately prior to the opening of business on the day after the date of the Expiration Time, the Conversion Price shall be adjusted so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to close of business on the date of the Expiration Time by a fraction of which the numerator shall be the number of shares of Common Stock outstanding (including any tendered shares) on the Expiration Time multiplied by the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time and the denominator shall be the sum of (x) the fair market value (determined as aforesaid) of the aggregate consideration payable to stockholders based on the acceptance (up to any maximum specified in the terms of the tender offer) of all shares validly tendered and not withdrawn as of the Expiration Time (the shares deemed so accepted, up to any such maximum, being referred to as the "Purchased Shares") and (y) the product of the number of shares of Common Stock outstanding (less any Purchased Shares) on the Expiration Time and the Current Market Price of the Common Stock on the Trading Day next succeeding the Expiration Time, such reduction (if any) to become effective immediately prior to the opening of business on the day following the Expiration Time. In the event that the Company is obligated to purchase shares pursuant to any such tender offer, but the Company is permanently prevented by applicable law from effecting any such purchases or all such purchases are rescinded, the Conversion Price shall again be adjusted to be the Conversion Price which would then be in effect if such tender offer had not been made. If the application of this Section 12.4(f) to any tender offer would result in an increase in the Conversion Price, no adjustment shall be made for such tender offer under this Section 12.4(f). Any cash distribution to all holders of Common Stock as to which the Company has made the election permitted by Section 12.4(m) and as to which the Company has complied with the requirements of such Section shall be treated as not having been made for all purposes of this Section 12.4(f).

          (g) For purposes of this Section 12.4, the following terms shall have the meaning indicated:

          (1) "Closing Price" with respect to any securities on any day shall mean the closing sale price regular way on such day or, in case no such sale takes place on such day, the average of the reported closing bid and asked prices, regular way, in each case on the Nasdaq National Market, or, if such security is not listed or admitted to trading on the Nasdaq National Market, on the principal national security exchange or quotation system on which such security is quoted or listed or admitted to trading, or, if not quoted or listed or admitted to trading on any national securities exchange or quotation system, the average of the closing bid and asked prices of such security on the over-the-counter market on the day in question as reported by the National Quotation Bureau Incorporated, or a similar generally accepted reporting service, or if not so available, in such manner as furnished by any New York Stock Exchange member firm selected from time to time by the Board of Directors for that purpose,





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                                                                  83






     or a price determined in good faith by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution.

          (2) "Current Market Price" shall mean the average of the daily Closing Prices per share of Common Stock for the ten (10) consecutive Trading Days immediately prior to the date in question; provided, however, that (1) if the "ex" date (as hereinafter defined) for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a),
     (b), (c), (d), (e) or (f) occurs during such ten (10) consecutive Trading Days, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event, (2) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d), (e) or (f) occurs on or after the "ex" date for the issuance or distribution requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (3) if the "ex" date for the issuance or distribution requiring such computation is prior to the day in question, after taking into account any adjustment required pursuant to clause (1) or (2) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of Section 12.4(d) or
     (f), whose determination shall be conclusive and described in a Board Resolution) of the evidences of indebtedness, shares of capital stock or assets being distributed applicable to one share of Common Stock as of the close of business on the day before such "ex" date. For purposes of any computation under
     Section 12.4(f), the Current Market Price of the Common Stock on any date shall be deemed to be the average of the daily Closing Prices per share of Common Stock for such day and the next two succeeding Trading Days; provided, however, that if the "ex" date for any event (other than the tender offer requiring such computation) that requires an adjustment to the Conversion Price pursuant to Section 12.4(a), (b), (c), (d),
     (e) or (f) occurs on or after the Expiration Time for the tender or exchange offer requiring such computation and prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event. For purposes of this paragraph, the term "ex" date, (1) when used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance or distribution, (2) when used with





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                                                                  84






     respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective, and
     (3) when used with respect to any tender or exchange offer means the first date on which the Common Stock trades regular way on such exchange or in such market after the Expiration Time of such offer. Notwithstanding the foregoing, whenever successive adjustments to the Conversion Price are called for pursuant to this Section 12.4, such adjustments shall be made to the Current Market Price as may be necessary or appropriate to effectuate the intent of this Section 12.4 and to avoid unjust or inequitable results as determined in good faith by the Board of Directors.

          (3) "fair market value" shall mean the amount which a willing buyer would pay a willing seller in an arm's length transaction.

          (4) "Record Date" shall mean, with respect to any dividend, distribution or other transaction or event in which the holders of Common Stock have the right to receive any cash, securities or other property or in which the Common Stock (or other applicable security) is exchanged for or converted into any combination of cash, securities or other property, the date fixed for determination of stockholders entitled to receive such cash, securities or other property (whether such date is fixed by the Board of Directors or by statute, contract or otherwise).

          (5) "Trading Day" shall mean (x) if the applicable security is listed or admitted for trading on the New York Stock Exchange or another national security exchange, a day on which the New York Stock Exchange or another national security exchange is open for business or (y) if the applicable security is quoted on the Nasdaq National Market, a day on which trades may be made thereon or (z) if the applicable security is not so listed, admitted for trading or quoted, any day other than a Saturday or Sunday or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

          (h) The Company may make such reductions in the Conversion Price, in addition to those required by Sections 12.4(a), (b), (c),
(d), (e) or (f), as the Board of Directors considers to be advisable to avoid or diminish any income tax to holders of Common Stock or rights to purchase Common Stock resulting from any dividend or distribution of stock (or rights to acquire stock) or from any event treated as such for income tax purposes.

          To the extent permitted by applicable law, the Company from time to time may reduce the Conversion Price by any amount for any period of time if the period is at least twenty (20) days and the reduction is irrevocable during the period. Whenever the Conversion Price is reduced pursuant to the preceding sentence, the Company shall mail to each Holder at the address of such Holder as it appears in the Security appearing on the





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                                                                  85






Register a notice of the reduction at least fifteen (15) days prior to the date the reduced Conversion Price takes effect, and such notice shall state the reduced Conversion Price and the period during which it will be in effect.

          (i) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in such price; provided, however, that any adjustments which by reason of this Section 12.4(i) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Article 12 shall be made by the Company and shall be made to the nearest cent or to the nearest one hundredth of a share, as the case may be. No adjustment need be made for a change in the par value or no par value of the Common Stock.

          (j) In any case in which this Section 12.4 provides that an adjustment shall become effective immediately after a Record Date for an event, the Company may defer until the occurrence of such event (i) issuing to the Holder of any Security converted after such Record Date and before the occurrence of such event the additional shares of Common Stock issuable upon such conversion by reason of the adjustment required by such event over and above the Common Stock issuable upon such conversion before giving effect to such adjustment and (ii) paying to such holder any amount in cash in lieu of any fraction pursuant to Section 12.3.

          (k) For purposes of this Section 12.4, the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company will not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

          (l) In lieu of making any adjustment to the Conversion Price pursuant to Section 12.4(e), the Company may elect to reserve an amount of cash for distribution to the Holders of the Securities upon the conversion of the Securities so that any such Holder converting Securities will receive upon such conversion, in addition to the shares of Common Stock and other items to which such Holder is entitled, the full amount of cash which such holder would have received if such Holder had, immediately prior to the Record Date for such distribution of cash, converted its Securities into Common Stock, together with any interest accrued with respect to such amount, in accordance with this Section 12.4(l). The Company may make such election by providing an Officers' Certificate to the Trustee to such effect on or prior to the payment date for any such distribution and depositing with the Trustee on or prior to such date an amount of cash equal to the aggregate amount the Holders of the Securities would have received if such Holders had, immediately prior to the Record Date for such distribution, converted all of the Securities into Common Stock. Any such funds so deposited by the Company with the Trustee shall be invested by the Trustee in marketable obligations issued or fully guaranteed by the United States government with a maturity not more than three (3) months from the date of issuance. Upon conversion of





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                                                                  86






Securities by a Holder, the Holder will be entitled to receive, in addition to the Common Stock issuable upon conversion, an amount of cash equal to the amount such Holder would have received if such Holder had, immediately prior to the Record Date for such distribution, converted its Security into Common Stock, along with such Holder's pro rata share of any accrued interest earned as a consequence of the investment of such funds. Promptly after making an election pursuant to this Section 12.4(l), the Company shall give or shall cause to be given notice to all Holders of such election, which notice shall state the amount of cash per $1,000 principal amount of Securities such Holders shall be entitled to receive (excluding interest) upon conversion of the Securities as a consequence of the Company having made such election.

          SECTION 12.5 Notice of Adjustments of Conversion Price.

          Whenever the Conversion Price is adjusted as herein provided:

          (1) the Company shall compute the adjusted Conversion Price in accordance with Section 12.4 and shall prepare an Officers' Certificate signed by the Chief Financial Officer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such Officers' Certificate shall forthwith promptly be filed with the Trustee and with each Conversion Agent; and

          (2) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price and the date on which each adjustment becomes effective shall forthwith be required, and such notice shall be provided by the Company to all Holders in accordance with Section 1.5.

Neither the Trustee nor any Conversion Agent shall be under any duty or responsibility with respect to the validity, accuracy or sufficiency of any such Officers' Certificate, except to exhibit the same to any Holder of Securities desiring inspection thereof at its office during normal business hours.

          SECTION 12.6 Notice of Certain Corporate Action.

          In case at any time after the date hereof:

          (1) the Company shall declare a dividend (or any other distribution) on its Common Stock payable otherwise than in cash out of its capital surplus or the consolidated retained earnings of the Company and its Subsidiaries; or

          (2) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any other rights; or





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                                                                  87






          (3) there shall occur any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or any consolidation or merger to which the Company is a party and for which approval of any shareholders of the Company is required, or the conveyance, transfer or lease of all or substantially all of the assets of the Company; or

          (4) there shall occur the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of securities pursuant to
Section 9.2, and shall cause to be provided to all Holders in accordance with Section 1.5, at least 20 days (or 10 days in any case specified in clause (1) or (2) above) prior to the applicable record or effective date hereinafter specified, a notice stating (A) the date on which a record is to be taken for the purpose of such dividend, distribution, rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record to be entitled to such dividend, distribution, rights or warrants are to be determined, or (B) the date on which such reclassification, consolidation, merger, conveyance, transfer, lease, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, conveyance, transfer, lease, dissolution, liquidation or winding up.

          SECTION 12.7 Company to Reserve Common Stock.

          The Company shall at all times use its best efforts to reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of fully paid and nonassessable Common Stock then issuable upon the conversion of all Outstanding Securities.

          SECTION 12.8 Taxes on Conversions.

          Except as provided in the next sentence, the Company will pay any and all taxes (other than taxes on income) and duties that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. A Holder delivering a Security for conversion shall be liable for and will be required to pay any tax or duty which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax or duty, or has established to the satisfaction of the Company that such tax or duty has been paid.





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                                                                  88






          SECTION 12.9 Covenant as to Common Stock.

          The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 12.8, the Company will pay all taxes, liens and charges with respect to the issue thereof.

          SECTION 12.10 Cancellation of Converted Securities.

          All Securities delivered for conversion shall be delivered to the Trustee to be canceled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 2.9.

          SECTION 12.11 Effect of Reclassification, Consolidation,
Merger or Sale.

          If any of following events occur, namely (i) any reclassification or change of the outstanding shares of Common Stock (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), (ii) any consolidation, merger or combination of the Company with another corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock or (iii) any sale or conveyance of the properties and assets of the Company as, or substantially as, an entirety to any other corporation as a result of which holders of Common Stock shall be entitled to receive stock, securities or other property or assets (including cash) with respect to or in exchange for such Common Stock, then the Company or the successor or purchasing corporation, as the case may be, shall execute with the Trustee a supplemental indenture (which shall comply with the Trust Indenture Act as in force at the date of execution of such supplemental indenture if such supplemental indenture is then required to so comply) providing that such Security shall be convertible into the kind and amount of shares of stock and other securities or property or assets (including cash) receivable upon such reclassification, change, consolidation, merger, combination, sale or conveyance by a holder of a number of shares of Common Stock issuable upon conversion of such Securities (assuming, for such purposes, a sufficient number of authorized shares of Common Stock available to convert all such Securities) immediately prior to such reclassification, change, consolidation, merger, combination, sale or conveyance assuming such holder of Common Stock did not exercise its rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance (provided that, if the kind or amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance is not the same for each share of Common Stock in respect of which such rights of election shall not have been exercised ("Non-Electing Share"), then for the purposes of this Section 12.11 the kind and amount of securities, cash or other property receivable upon such consolidation, merger, statutory exchange, sale or conveyance for each Non-





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                                                                  89






Electing Share shall be deemed to be the kind and amount so receivable per share by a plurality of the Non-Electing Shares). Such supplemental indenture shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. If, in the case of any such reclassification, change, consolidation, merger, combination, sale or conveyance, the stock or other securities and assets receivable thereupon by a holder of shares of Common Stock includes shares of stock or other securities and assets of a corporation other than the successor or purchasing corporation, as the case may be, in such reclassification, change, consolidation, merger, combination, sale or conveyance, then such supplemental indenture shall also be executed by such other corporation and shall contain such additional provisions to protect the interests of the Holders of the Securities as the Board of Directors shall reasonably consider necessary by reason of the foregoing, including to the extent practicable the provisions providing for the Repurchase Rights set forth in Article 11 herein.

          The Company shall cause notice of the execution of such supplemental indenture to be mailed to each Holder, at the address of such Holder as it appears on the Security Register, within twenty
(20) days after execution thereof. Failure to deliver such notice shall not affect the legality or validity of such supplemental indenture.

          The above provisions of this Section shall similarly apply to successive reclassifications, changes, consolidations, mergers, combinations, sales and conveyances.

          If this Section 12.11 applies to any event or occurrence,
Section 12.4 shall not apply.

          SECTION 12.12 Responsibility of Trustee for Conversion
Provisions.

          The Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or intent of any such adjustments when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. Neither the Trustee, subject to the provisions of
Section 5.1, nor any Conversion Agent shall be accountable with respect to the validity or value (of the kind or amount) of any Common Stock, or of any other securities or property, which may at any time be issued or delivered upon the conversion of any Security; and it or they do not make any representation with respect thereto. Neither the Trustee, subject to the provisions of Section 5.1, nor any Conversion Agent shall he responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any shares of stock or share certificates or other securities or property upon the surrender of any Security for the purpose of conversion; and the Trustee, subject to the provisions of Section 5.1, and any Conversion Agent shall not be responsible or liable for any failure of the Company to comply with any of the covenants of the Company contained in this Article.





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                             ARTICLE 13

                            SUBORDINATION

          SECTION 13.1 Securities Subordinated to Senior Debt.

          The Company covenants and agrees, and each Holder of Securities, by such Holder's acceptance thereof, likewise covenants and agrees, that the indebtedness represented by the Securities and the payment of the principal of and premium, if any, and interest (including Liquidated Damages, if any) on each and all of the Securities is hereby expressly subordinate and junior, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Debt.

          (a) In the event of any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise, then the holders of all Senior Debt shall first be entitled to receive payment of the full amount due thereon in respect of principal and premium, if any, and interest (including interest accruing after the commencement of any bankruptcy proceeding, regarding of whether such interests is an allowed claim in such proceeding) and all other amounts due or provision shall be made for such amount in cash before the Holders of any of the Securities are entitled to receive any payment or distribution of any character, whether in cash, securities or other property, on account of the principal of or premium, if any, or interest on the indebtedness evidenced by the Securities.

          (b) In the event of any default in payment of the principal of or premium, if any, or interest on any Senior Debt, then, unless and until all such payments due in respect of such Senior Debt have been paid in full or such default shall have been cured or waived or shall have ceased to exist, no payment shall be made by the Company with respect to the principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Securities or to acquire any of the Securities (including any redemption, cash conversion or repurchase pursuant to the exercise of the Repurchase Right).

          (c) During the continuance of any event of default with respect to any Senior Debt, as such event of default is defined under any such Senior Debt or in any agreement pursuant to which any Senior Debt has been issued (other than a default in payment of the principal of or premium, if any, or interest on any Senior Debt), permitting the holder or holders of such Senior Debt to accelerate the maturity thereof, no payment shall be made by the Company, directly or indirectly, with respect to principal of, premium, if any, or interest (including Liquidated Damages, if any) on the Securities (including any redemption, cash conversion or repurchase pursuant to the exercise of the Repurchase Right) for 180 days following notice in writing to the Company, from any holder or holders of such

Senior Debt or their representative or representatives or the trustee or trustees under any indenture or under which any instrument evidencing any such Senior Debt may have been issued, that such an event of default has occurred and is continuing, unless such event of default has been cured or waived or such Senior Debt has been paid in full; provided, however, if the maturity of such Senior Debt is accelerated, no payment may be made on the Securities until such Senior Debt has been paid or such acceleration has been cured or waived. For purposes of this Section 13.1(c), such notice shall be deemed to include notice of all other events of default under such indenture or instrument, which are continuing at the time of the event of default specified in such notice. The provisions of this Section 13.1(c) shall apply only to one such notice given in any period of nine consecutive months with respect to any issue of Senior Debt and no more than one such notice under this Section 13.1(c) only be given with respect to any such continuing event of default under any issue of Senior Debt for such nine-month period.

          (d) In the event that, notwithstanding the foregoing provisions of Sections 13.1(a), (b) and (c), any payment on account of principal, premium, if any, or interest (including Liquidated Damages, if any) on the Securities shall be made by or on behalf of the Company and received by the Trustee, by any Holder or by any Paying Agent (or, if the Company is acting as its own Paying Agent, money for any such payment shall be segregated and held in trust),
(i) after the occurrence of an event specified in Section 13.1(a), then, unless and until all Senior Debt is paid in full in cash, or provision shall he made therefor, (ii) after the happening of an event of default under any Senior Debt of the type specified in
Section 13.1(b) above, then, unless and until the amount of such Senior Debt then due shall have been paid in full, or provision made therefor or such event of default shall have been cured or waived, or (iii) after the happening of an event of default of the type specified in Section 13.1(c) above, unless and until such event of default shall have been cured or waived or the 180-day period specified in Section 13.1(c) shall have expired, such payment (subject, in each case, to the provisions of Section 13.7) shall he held in trust for the benefit of, and shall be immediately paid over to, the holders of Senior Debt or their representative or representatives or the trustee or trustees under any indenture under which any instruments evidencing any of the Senior Debt may have been issued, as their interests my appear. The Company shall give prompt written notice to the Trustee of any default under any Senior Debt or under any agreement pursuant to which Senior Debt may have been issued.

          SECTION 13.2 Subrogation.

          Subject to the payment in full of all Senior Debt to which the indebtedness evidenced by the Securities is in the circumstances subordinated as provided in Section 13.1, the Holders of the Securities shall be subrogated to the rights of the holders of such Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to such Senior Debt until all amounts owing on the Securities shall be paid in full, and, as between the Company, its creditors other than holders of such Senior Debt, and the Holders of the Securities, no such payment or distribution made to the holders of Senior

Debt by virtue of this Article which otherwise would have been made to the holders of the Securities shall be deemed to be a payment by the Company on account of such Senior Debt, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities, on the one hand, and the holders of Senior Debt, on the other hand.

          SECTION 13.3 Obligation of Company Unconditional.

          Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Debt, and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of and premium, if any, and interest (including Liquidated Damages, if any) on the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of Senior Debt, nor shall anything herein or therein prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Debt in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

          SECTION 13.4 Maturity of or Default on Senior Debt.

          Upon the maturity of any Senior Debt by lapse of time, acceleration or otherwise, then all principal of and interest on all such matured Senior Debt shall first be paid in full, or such payment shall have been duly provided for, before any payment on account of principal, or premium, if any, or interest (including Liquidated Damages, if any) is made upon the Securities.

          SECTION 13.5 Payments on Securities Permitted.

          Except as expressly provided in this Article, nothing contained in this Article shall affect the obligation of the Company to make, or prevent the Company from making, payments of the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on the Securities in accordance with the provisions hereof and thereof, or shall prevent the Trustee or any Paying Agent from applying any moneys deposited with it hereunder to the payment of the principal of, or premium, if any, or interest (including Liquidated Damages, if any) on the Securities.

          SECTION 13.6 Effectuation of Subordination by Trustee.

          Each Holder of Securities, by such Holder's acceptance thereof, authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

          Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee and the Holders of the Securities shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which any such dissolution, winding up, liquidation or reorganization proceeding affecting the affairs of the Company is pending or upon a certificate of the trustee in bankruptcy, receiver, assignee for the benefit of creditors, liquidating trustee or agent or other Person making any payment or distribution, delivered to the Trustee or to the Holders of the Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, and as to other facts pertinent to the right of such Persons under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Persons pending judicial determination as to the right of such Persons to receive such payment.

          SECTION 13.7 Knowledge of Trustee.

          Notwithstanding the provision of this Article or any other provisions of this Indenture, the Trustee shall not be charged with knowledge of the existence of any Senior Debt, of any default in payment of principal of, premium, if any, or interest on any Senior Debt, or of any facts which would prohibit the making of any payment of moneys to or by the Trustee, or the taking of any other action by the Trustee, unless and until a Responsible Officer of the Trustee having responsibility for the administration of the trust established by this Indenture shall have received written notice thereof from the Company, any Holder of Securities, any Paying or Conversion Agent of the Company or the holder or representative of any class of Senior Debt, and, prior to the receipt of any such written notice, the Trustee shall be entitled in all respects to assume that no such default or facts exist; provided, however, that unless on the third Business Day prior to the date upon which by the terms hereof any such moneys may become payable for any purpose the Trustee shall have received the notice provided for in this Section 13.7, then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such moneys and apply the same to the purpose for which they were received, and shall not be affected by any notice to the contrary which may be received by it on or after such date.

          SECTION 13.8 Trustee's Relation to Senior Debt.

          The Trustee shall be entitled to all the rights set forth in this Article with respect to any Senior Debt at the time held by it, to the same extent as any other holder of Senior Debt and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

          Nothing in this Article shall apply to claims of or payments to the Trustee under or pursuant to Section 5.7.

          With respect to the holders of Senior Debt, the Trustee undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article, and no implied covenants or obligations with respect to the holders of Senior Debt shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Debt and the Trustee shall not be liable to any holder of Senior Debt if it shall pay over or deliver to Holders, the Company or any other Person moneys or assets to which any holder of Senior Debt shall be entitled by virtue of this Article or otherwise.

          SECTION 13.9 Rights of Holders of Senior Debt Not
Impaired.

          No right of any present or future holder of any Senior Debt to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

          SECTION 13.10 Modification of Terms of Senior Debt.

          Any renewal or extension of the time of payment of any Senior Debt or the exercise by the holders of Senior Debt of any of their rights under any instrument creating or evidencing Senior Debt, including without limitation the waiver of default thereunder, may be made or done all without notice to or assent from the Holders of the Securities or the Trustee.

          No compromise, alteration, amendment, modification, extension, renewal or other change of, or waiver, consent or other action in respect of, any liability or obligation under or in respect of, or of any of the terms, covenants or conditions of any indenture or other instrument under which any Senior Debt is outstanding or of such Senior Debt, whether or not such release is in accordance with the provisions or any applicable document, shall in any way alter or affect any of the provisions of this Article or of the Securities relating to the subordination thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              COMVERSE TECHNOLOGY, INC.



                              By
                                Name: Kobi Alexander
                                Title: President


Attest:


By
  Name:  William F. Sorin
  Title:  Secretary



                              THE CHASE MANHATTAN BANK, as Trustee



                              By

                                Name
                                Title: Vice President


Attest:


By
  Name:
  Title: Assistant Secretary

STATE OF NEW YORK               )
                                :  ss.:
COUNTY OF NEW YORK              )



          On the 4th day of October 1996, before me personally came Kobi Alexander to me known, who, being by me duly sworn, did depose and say that he is President of Comverse Technology, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.





                              Notary Public



STATE OF NEW YORK                )
                                 :  ss.:
COUNTY OF NEW YORK               )



          On the 4th day of October 1996, before me personally came ____________________, to me known, who, being by me duly sworn, did depose and say that he/she is a _________________ of The Chase Manhattan Bank, a New York banking corporation described in and which executed the foregoing instrument; that he/she knows the seal of said national banking association; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he/she signed his name thereto by like authority.









                              Notary Public

                    EXHIBIT A - FORM OF SECURITY

                     [FORM OF FACE OF SECURITY]

[INCLUDE IF SECURITY IS A REGULATION S GLOBAL SECURITY -- THIS SECURITY IS A REGULATION S GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE REFERRED TO HEREINAFTER. EXCEPT IN THE CIRCUMSTANCES DESCRIBED IN SECTION 2.5(b) OF THE INDENTURE, NO TRANSFER OR EXCHANGE OF AN INTEREST IN THIS REGULATION S GLOBAL SECURITY MAY BE MADE FOR AN INTEREST IN THE RESTRICTED GLOBAL SECURITY DURING THE RESTRICTED PERIOD.]

[INCLUDE IF SECURITY IS A GLOBAL SECURITY -- UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.]

THE SECURITY EVIDENCED HEREBY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES
ACT) OR (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) UNDER THE SECURITIES ACT) ("INSTITUTIONAL ACCREDITED INVESTOR") OR (C) IT IS NOT A U.S. PERSON AND IS ACQUIRING THE SECURITY EVIDENCED HEREBY IN AN OFFSHORE TRANSACTION; (2) AGREES THAT IT WILL NOT WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY RESELL OR OTHERWISE TRANSFER THE SECURITY EVIDENCED HEREBY OR THE COMMON STOCK ISSUABLE UPON CONVERSION OF SUCH SECURITY EXCEPT (A) TO THE COMPANY OR ANY SUBSIDIARY THEREOF, (B) INSIDE THE UNITED STATES TO A QUALIFIED INSTITUTIONAL BUYER IN COMPLIANCE WITH RULE 144A

UNDER THE SECURITIES ACT, (C) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THE SECURITY EVIDENCED HEREBY (THE FORM OF WHICH LETTER CAN BE OBTAINED FROM SUCH TRUSTEE), (D) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 UNDER THE SECURITIES ACT, (E) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE) OR (F) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT (AND WHICH CONTINUES TO BE EFFECTIVE AT THE TIME OF SUCH TRANSFER); AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO 2(F) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF THE SECURITY EVIDENCED HEREBY WITHIN THREE YEARS AFTER THE ORIGINAL ISSUANCE OF THE SECURITY (OTHER THAN A TRANSFER PURSUANT TO CLAUSE 2(F) ABOVE), THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE HEREOF RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT THIS CERTIFICATE TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE). IF THE PROPOSED TRANSFER IS PURSUANT TO CLAUSE 2(C) OR 2(E) ABOVE, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE CHASE MANHATTAN BANK, AS TRUSTEE (OR ANY SUCCESSOR TRUSTEE, AS APPLICABLE), SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS THE COMPANY MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT. THIS LEGEND WILL BE REMOVED UPON THE EARLIER OF THE TRANSFER OF THE SECURITY EVIDENCED HEREBY PURSUANT TO CLAUSE 2(F) ABOVE OR THE EXPIRATION OF THREE YEARS FROM THE ORIGINAL ISSUANCE OF THE SECURITY EVIDENCED HEREBY. AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION," "UNITED STATES" AND "U.S. PERSON" HAVE THE MEANINGS GIVEN TO THEM BY REGULATION S UNDER THE SECURITIES ACT.

                      COMVERSE TECHNOLOGY, INC.
         5-3/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2006




No.--------------------------                    $--------------------
                                 A-2

          COMVERSE TECHNOLOGY, INC., a corporation duly organized and existing under the laws of the State of New York (herein called the "Company," which term includes any successor corporation under the Indenture referred to on the reverse hereof), for value received, hereby promises to pay to ____________________, or registered assigns, the principal sum of ______________________ U.S. Dollars on October 1, 2006 and to pay interest (including Liquidated Damages, if any) thereon, from October 4, 1996 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semiannually in arrears on April 1 and October 1 in each year (each an "Interest Payment Date"), commencing April 1, 1997, at the rate of 5-3/4% per annum, until the principal hereof is paid or made available for payment. The interest (including Liquidated Damages, if any) so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be the March 15 (whether or not a Business Day) next preceding an April 1 Interest Payment Date and the September 15 (whether or not a Business Day) next preceding an October 1 Interest Payment Date. Except as otherwise provided in the Indenture, any such interest (including Liquidated Damages, if any) not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in the Indenture. Payments of principal and premium, if any, shall be made upon the surrender of this Security at the option of the Holder at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in The City of New York, in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. Payment of interest (including Liquidated Damages, if any) on this Security may be made by U.S. Dollar check drawn on a bank in The City of New York mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, or upon application by the Holder to the Security Registrar not later than the relevant Record Date, by wire transfer to a U.S. Dollar account (such wire transfers to be made only to Holders of an aggregate principal amount in excess of U.S. $5,000,000) maintained by the payee with a bank in The City of New York.

          Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee by the manual signature of an authorized signatory, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

          IN WITNESS WHEREOF, the Company has caused this Security to be duly executed under its corporate seal.

Dated:


                              COMVERSE TECHNOLOGY, INC.


[Corporate Seal]              By:
Attest:



_______________________


               TRUSTEE'S CERTIFICATE OF AUTHENTICATION

 This is one of the Securities described in the within-named Indenture.

                              THE CHASE MANHATTAN BANK, as Trustee

                              By:

                                    Authorized Signatory

                         REVERSE OF SECURITY
                      COMVERSE TECHNOLOGY, INC.
         5-3/4% CONVERTIBLE SUBORDINATED DEBENTURE DUE 2006

          This Security is one of a duly authorized issue of Securities of the Company designated as its "5-3/4% Convertible Subordinated Debentures Due 2006" (herein called the "Securities"), limited in aggregate principal amount to U.S. $100,000,000 (subject to increase as provided in the Indenture (as hereinafter defined) of up to an additional $15,000,000 aggregate principal amount), issued and to be issued under an Indenture, dated as of October 4, 1996 (herein called the "Indenture"), between the Company and The Chase Manhattan Bank, as Trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee, the holders of Senior Debt, and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. The Securities are issuable in registered form, without coupons, in denominations of U.S. $1,000 and integral multiples thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of any authorized denominations as requested by the Holder surrendering the same upon surrender of the Security or Securities to be exchanged, except as provided below, at the office or agency of the Company in The City of New York, or at such other offices or agencies as the Company may designate.

          The Securities are subject to redemption any time on or after October 12, 1999, in whole or in part, at the election of the Company, at Redemption Prices (expressed as percentages of the principal amount) set forth below if redeemed during the twelve-month period beginning October 1 of the years indicated (October 12 in the case of 1999):

              1999........................................102%
              2000........................................101%
              2001 and thereafter.........................100%

          Notice of redemption will be given as provided in the Indenture.

          Upon the occurrence of a "Designated Event" prior to October 1, 2006, the Holder has the right (the Repurchase Right"), at such Holder's option, to require the Company to repurchase all or any portion of such Holder's Securities on the repurchase date established by the Company at a price equal to 100% of the principal amount of the Securities, together in each case with accrued interest to, but excluding, the date fixed for redemption; provided that if such repurchase date is April 1 or October 1, then the interest payable on such date shall be paid to the Holder on the next preceding March 15 or

September 15, respectively. The Company shall mail to all Holders a notice of the occurrence of a Designated Event, of the repurchase date (which shall be not less than 30 nor more than 45 days after the notice) and of the Repurchase Right arising as a result thereof on or before 30 calendar days after the Company becomes aware of the occurrence of such Designated Event. At the option of the Company, the Repurchase Price may be paid in cash or, subject to the conditions provided in the Indenture, upon a Designated Event which constitutes a "Change in Control," by delivery of shares of Common Stock having a fair market value equal to the Repurchase Price. For purposes of this paragraph, the fair market value of shares of Common Stock shall be determined by the Company and shall be equal to 95% of the average of the Quoted Prices of the Common Stock for the five consecutive trading days ending on and including the third trading day immediately preceding the repurchase date. Whenever in this Security there is a reference, in any context, to the principal of any Security as of any time, such reference shall be deemed to include reference to the Repurchase Price payable in respect of such Security to the extent that such Repurchase Price is, was or would be so payable at such time, and express mention of the Repurchase Price in any provision of this Security shall not be construed as excluding the Repurchase Price so payable in those provisions of this Security when such express mention is not made; provided, however, that for the purposes of the eighth succeeding paragraph, such reference shall be deemed to include reference to the Repurchase Price only if the Repurchase Price is payable in cash.

          Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at such Holder's option, at any time on or after the 60th day following the latest date of original issuance of the Securities and on or before the close of business on October 1, 2006, or in case this Security or a portion hereof is called for redemption, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the fifth Business Day preceding the Redemption Date, or in the case of a Designated Event for which the Holder exercises its Repurchase Right with respect to this Security or a portion hereof, then in respect of this Security or such portion hereof, until, but not after, receipt of the written notice of exercise of such Repurchase Right, to convert this Security (or any portion of the principal amount hereof which is U.S. $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into newly issued, fully paid and nonassessable shares of Common Stock of the Company at a Conversion Price equal to U.S. $45.75 aggregate principal amount of Securities for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture), by surrender of this Security, duly endorsed or assigned to the Company or in blank and, in case such surrender shall be made during the period from the close of business on any Regular Record Date to the opening of business on the next succeeding Interest Payment Date (unless this Security or the portion thereof being converted has been called for redemption on a Redemption Date within such period), also accompanied by payment in New

York Clearing House or other funds acceptable to the Company of an amount equal to the interest (including Liquidated Damages, if any) payable on such Interest Payment Date on the principal amount of this Security then being converted, and also the conversion notice hereon duly executed to the Company at the Corporate Trust Office of the Trustee, or at such other office or agency of the Company as may be designated by it for such purpose in The City of New York. No payment or adjustment will be made on conversion of this Security for interest (including Liquidated Damages, if any) accrued hereon to the date of conversion or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest (calculated to the nearest 1/100th of a share) the Company shall pay a cash adjustment as provided in the Indenture. The Conversion Price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations, mergers or conveyances to which the Company is a party or certain transfers of all or substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security, if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon such consolidation, merger, conveyance or transfer by a holder of the number of shares of Common Stock of the Company into which this Security might have been converted immediately prior to such consolidation, merger, conveyance or transfer (assuming such holder of Common Stock failed to exercise any rights of election, if any, as to the kind or amount of securities, cash or other property receivable upon consolidation, merger, conveyance or transfer and received per share the kind and amount received per share by a plurality of nonelecting shares), assuming further, if such consolidation, merger, conveyance or transfer is consummated before the 60th day following the latest date of original issuance of the Securities, that this Security was convertible at the time of such consolidation, merger, conveyance or transfer at the initial Conversion Price specified above as adjusted from October 4, 1996 to the time of such consolidation, merger, conveyance or transfer pursuant to the Indenture and the Company must ensure that appropriate securities, cash or other property are placed in escrow or otherwise reserved through the 60th day following the latest date of original issuance of the Securities, for the benefit of Holders of Securities upon conversion of such Securities. Adjustments in the Conversion Price of less than one percent of such price will not be required, but any adjustment that would otherwise be required to be made will be carried forward and taken into account in the computation of any subsequent adjustment.

          In the event of a redemption in part, the Company will not be required (a) to register the transfer of, or exchange, Securities for a period of 15 days immediately preceding the date notice is given identifying the serial numbers of the Securities called for such redemption, or (b) to register the transfer of, or exchange, any such Securities, or portion thereof, called for redemption.

          In the event of redemption of the Securities or conversion or repurchase of this Security in part only, a new Security or Securities for the unredeemed or unconverted portion thereof will be issued in the name of the Holder hereof.

          Subject to certain limitations in the Indenture, at any time when the Company is not subject to Section 13 or 15(d) of the U.S. Securities Exchange Act of 1934, upon the request of a Holder of a Security, the Company will promptly furnish or cause to be furnished Rule 144A Information (as defined below) to such Holder or to a purchaser of such Security designated by such Holder, as the case may be, in order to permit compliance by such Holder with Rule 144A under the U.S. Securities Act of 1933, as amended (the "Securities Act"). "Rule 144A Information" shall be such information as is specified pursuant to Rule 144A(d)(4) under the Securities Act (or any successor provision thereto).

          The indebtedness evidenced by this Security is, to the extent and in the manner provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all amounts then due on all Senior Debt of the Company, and this Security is issued subject to such provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on such Holder's behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee such Holder's attorney-in-fact for any and all such purposes.

          If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

          The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding (or such lesser amount as shall have acted at a meeting pursuant to the provisions of the Indenture). The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security or such other Security.

          No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and premium, if any, and interest (including Liquidated Damages, if any) on this Security at the times, places and rate, and in the coin or currency, herein prescribed or to convert this Security (or pay cash in lieu of conversion) as provided in the Indenture.

          Pursuant to the Registration Rights Agreement, upon the effectiveness of the Shelf Registration Statement, each Holder must notify the Company not later than three Business Days prior to any proposed sale by such Holder of Securities pursuant to the Shelf Registration Statement (a "Sale Notice"), which notice shall be effective for five Business Days. The Company may, upon written notice to such Holder, suspend such Holder's use of the prospectus (which is part of the Shelf Registration Statement) for a reasonable period not to exceed 60 days if the Company in it reasonable judgment believes it may possess material non-public information the disclosure of which would have a material adverse effect on the Company and its subsidiaries taken as a whole. Each Holder of this Security, by accepting the same, agrees to hold any communication by the Company in response to a Sale Notice in confidence.

          As provided in the Indenture and subject to certain limitations therein set forth, the transfer of Securities is registrable on the Security Register upon surrender of a Security for registration of transfer at the office or agency of the Company in The City of New York or, subject to any laws or regulations applicable thereto and to the right of the Company to terminate the appointment of any such Transfer Agent, at the Corporate Trust Office of the Trustee in The City of New York or at the offices of the Transfer Agents described herein or at such other offices or agencies as the Company may designate, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder thereof or the Holder's attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

          No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to recover any tax or other governmental charge payable in connection therewith.

          The Company, the Trustee and any agent of the Company or the Trustee may treat the person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security may be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

          The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, without reference to such State's conflict of laws principles.

          All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.


                             ASSIGNMENT

          For value received ____________________ hereby sell(s), assign(s) and transfer(s) unto ____________________ (Please insert social security or Taxpayer Identification Number of assignee) the within Security, and hereby irrevocably constitutes and appoints ________________________________ attorney to transfer the said
Security on the books of the Company, with full power of substitution in the premises.

          In connection with any transfer of the within Security occurring within three years of the original issuance of such Security (unless such Security is being transferred pursuant to a registration statement that has been declared effective under the Securities Act), the undersigned confirms that such Security is being transferred:

          / /  To the Company or a subsidiary thereof; or

         / / Pursuant to and in compliance with Rule 144A under the Securities Act of 1933, as amended; or

        / / To an Institutional Accredited Investor pursuant to and in compliance with the Securities Act of 1933, as amended; or

       / / Pursuant to and in compliance with Regulation S under the Securities Act of 1933, as amended; or

      / / Pursuant to and in compliance with Rule 144 under the Securities Act of 1933, as amended;

and unless the box below is checked, the undersigned confirms that such Security is not being transferred to an "affiliate" of the Company as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):


      / /     The transferee is an Affiliate of the Company.

Dated:


Signature(s)

     Signature(s) must be guaranteed by an eligible
     Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of
     Common Stock are to be issued, or Securities to be delivered, other than to and in the name of the required holder.



     Signature Guarantee


     NOTICE: The signature must correspond with the name as written upon the face of the Security in every particular without alternation or enlargement or any change whatever.

                     [FORM OF CONVERSION NOTICE]

                          CONVERSION NOTICE

TO:     COMVERSE TECHNOLOGY, INC.

          The undersigned registered owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion hereof (which is $1,000 principal amount or an integral multiple thereof) below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon such conversion, together with any check in payment for fractional shares and any Securities representing any unconverted principal amount hereof, be issued and delivered to the registered holder hereof unless a different name has been indicated below. If shares or any portion of this Security not converted are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid to the undersigned on account of interest (including Liquidated Damages, if any) accompanies this Security.

Dated:                             ------------------------


                                          Signature(s)


     Signature(s) must be guaranteed by an eligible
     Guarantor Institution (banks, stock brokers, savings and loan associations and credit unions) with membership in an approved signature guarantee medallion program pursuant to Securities and Exchange Commission Rule 17Ad-15 if shares of
     Common Stock are to be issued, or Securities to be delivered, other than to and in the name of the required holder.


     --------------------------------------------
     Signature Guarantee


     NOTICE: The signature must correspond with the name as written upon the face of the Security in every particular without alternation or enlargement or any change whatever.

     Fill in for registration of shares if to be issued, and Securities if to be delivered, other than to and in the name of the registered holder:


     (Name)



     (Street Address)



     (City, State and Zip Code)

     Please print name and address

                         Principal amount to be converted (if less than all):

                         $ ,000


                         Social Security or Other Taxpayer Identification
                         Number

                     [FORM OF OPTION TO ELECT REPAYMENT
                          UPON A DESIGNATED EVENT]

TO:     COMVERSE TECHNOLOGY, INC.

          The undersigned registered owner of this Security hereby acknowledges receipt of a notice from Comverse Technology, Inc. (the "Company") as to the occurrence of a Designated Event with respect to the Company and requests and instructs the Company to repay the entire principal amount of this Security, or the portion thereof (which is $1,000 principal amount or an integral multiple thereof) below designated, in accordance with the terms of the Indenture referred to in this Security, together with accrued interest (including Liquidated Damages, if any) to, but excluding, such date, to the registered holder hereof, in cash or, at the Company's election upon a Designated Event which constitutes a Change in Control and subject to certain conditions contained in the Indenture, in Common Stock.

Dated:                             ----------------------------



                              -----------------------------
                                       Signature(s)

                              Social Security or Other Taxpayer
                              Identification Number

                              Principal amount to be repaid (if less than all): $ ,000

                              NOTICE: The above signatures of the holder(s) hereof must correspond with the name as written upon the face of the Security in every particular without alternation or enlargement or any change whatever.

                                  EXHIBIT B


                        FORM OF PURCHASER LETTER FOR
                     INSTITUTIONAL ACCREDITED INVESTORS


Comverse Technology, Inc.
170 Crossways Park Drive
Woodbury, New York 11797

Lehman Brothers Inc.
3 World Financial Center
New York, New York 10285



Dear Ladies and Gentlemen:

          The undersigned is delivering this letter in connection with an offering of 5- 3/4% Convertible Senior Subordinated Debentures due 2006 (the "Debentures"), which are convertible into shares of Common Stock, $.10 par value (the "Common Stock"), of Comverse Technology, Inc. (the "Company") all as described in the Offering Memorandum (the "Offering Memorandum") relating to the offering.

          The undersigned hereby confirms that:

               (i) The undersigned is an "accredited investor" within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act of 1933 (the "Securities Act") or an entity in which all of the equity owners are accredited investors within the meaning of Rule 501(a)(1), (2) or (3) under the Securities Act (an "Institutional Accredited Investor");

               (ii) (A) any purchase of Debentures by the undersigned will be for the undersigned's own account or for the account of one or more other Institutional Accredited Investors or as fiduciary for the account of one or more trusts, each of which is an "accredited investor" within the meaning of Rule 501(a)(7) under the Securities Act and for each of which the undersigned exercises sole investment discretion or (B) the undersigned is a "bank," within the meaning of Section 3(a)(2) of the Securities Act, or a "savings and loan association" or other institution described in Section 3(a)(5)(A) of the Securities Act that is acquiring Debentures as fiduciary for the account of one or more institutions for which the undersigned exercises sole investment discretion;

               (iii) In the event that the undersigned purchases any Debentures, the undersigned will acquire Debentures having a minimum principal amount of not less than $250,000 for its own account or for any separate account for which the undersigned is acting;

               (iv) The undersigned has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risk of purchasing Debentures;

               (v) The undersigned is not acquiring Debentures with a view to distribution thereof or with any present intention of offering or selling Debentures or the Common Stock issuable upon conversion thereof, except as permitted below; provided that the disposition of the undersigned's property and property of any accounts for which the undersigned is acting as fiduciary shall remain at all times within the undersigned's control; and

               (vi) The undersigned has received a copy of the Offering Memorandum and acknowledges that the undersigned has access to such financial and other information, and has been afforded the opportunity to ask such questions of representatives of the Company and receive answers thereto, as the undersigned deems necessary in connection with its decision to purchase the Debentures.

          The undersigned understands that the Debentures are being offered in a transaction not involving any public offering within the United States within the meaning of the Securities Act and that the Debentures and the shares of Common Stock issuable upon conversion thereof (collectively, the "Securities") have not been registered under the Securities Act or any applicable state securities laws, and the undersigned agrees, on its own behalf and on behalf of each account for which the undersigned acquires any Securities, that if in the future the undersigned decides to resell or otherwise transfer such Securities, such Securities may be resold or otherwise transferred only (a) to the Company or any subsidiary thereof, (b) inside the United States to a person who is a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in a transaction meeting the requirements of Rule 144A, (c) inside the United States to an Institutional Accredited Investor that, prior to such transfer, furnishes to the trustee (or transfer agent, as the case may be) for such Securities a signed letter containing certain representations and agreements relating to the restrictions on transfer of such Securities (the form of which letter can be obtained from such trustee, or transfer agent, as the case may be),
(d) outside the United States in a transaction meeting the requirements of Rule 904 under the Securities Act, (e) pursuant to the exemption from registration provided by Rule 144 under the Securities Act (if applicable) or (f) pursuant to a registration statement which has been declared effective under the Securities Act. The undersigned agrees that any such transfer of Securities referred to in this paragraph shall be in accordance with applicable securities laws of any State of the United States or any other applicable jurisdiction and in accordance with the legends set forth on the Securities. The undersigned further agrees to provide any person purchasing any of the Securities from the undersigned a notice advising such purchaser that resales of such securities are restricted as stated herein (unless the sale of securities has been registered under the Securities
Act). The undersigned understands that the registrar and transfer agent for the Securities will not be required to accept for registration of transfer any Securities, except upon presentation of evidence satisfactory to the Company that the foregoing restrictions on transfer have been complied with. The undersigned further understands that any Securities will be in the form of definitive physical certificates and that such certificates will bear a legend (unless the sale of the Securities has been registered under the Securities Act) reflecting the substance of this paragraph.

          The undersigned acknowledges that the Company, others and you will rely upon the undersigned's confirmations, acknowledgements and agreements set forth herein, and the undersigned agrees to notify you promptly in writing if any of its representations or warranties herein ceases to be accurate and complete.

          THIS LETTER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK.



                                    (Name of Purchaser)



                              By:

                              Name:

                              Title:

                              Address:

                                  EXHIBIT C


        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
       FROM RESTRICTED GLOBAL SECURITY TO REGULATION S GLOBAL SECURITY
        (Pursuant to Section 2.5(b)(2), (4) or (8) of the Indenture)


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York  10001

Attention:     Global Trust Services
               (Comverse Technology, Inc. 5-3/4% Convertible Subordinated
               Securities due 2006)

Dear Ladies and Gentlemen:

          Reference is hereby made to the Indenture, dated as of October 4, 1996 (the "Indenture"), between Comverse Technology, Inc., as issuer (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S. $______________ principal amount of Securities which are evidenced by one or more Restricted Global Securities and held with the Depositary in the name of ________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Regulation S Global Securities, which amount, immediately after such transfer, is to be held with the Depositary through Euroclear or CEDEL or both.

          In connection with such request and in respect of such Securities, the Transferor hereby certifies that such transfer has been effected in compliance with the transfer restrictions applicable to the Securities and pursuant to and in accordance with Rule 903 or Rule 904 under the United States Securities Act of 1933, as amended (the "Securities Act"), and accordingly the Transferor hereby further certifies that:

          (1) The offer of the Securities was not made to a person in the United States;

          (2) either:

               (a) at the time the buy order was originated, the transferee was outside the United States or the Transferor and any person acting on its behalf reasonably believed and believes that the transferee was outside the United States; or

               (b) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither the Transferor nor any person acting on its behalf knows that the transaction was prearranged with a buyer in the United States;

          (3) no directed selling efforts have been made in contravention of the requirements of Rule 904(b) of Regulation S;

          (4) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act; and

          (5) upon completion of the transaction, the beneficial interest being transferred as described above is to be held with the Depositary through Euroclear or CEDEL or both.

          (6) With respect to transfers made in reliance on Rule 144, the Securities are being transferred in a transaction permitted by Rule 144 under the Securities Act; and with respect to transfer made in reliance on Rule 144A, that such Securities are being transferred in accordance with Rule 144A under the Securities Act to a transferee that the Transferor reasonably believes is purchasing the Securities for its own account or an account with respect to which the transferee exercises sole investment discretion and the transferee and any such account is a "qualified institutional buyer" within the meaning of Rule 144A, in a transaction meeting the requirements of Rule 144A and in accordance with applicable securities laws of any state of the United States or any other jurisdiction.

          In addition, if the sale is made during a restricted period and the provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1) of Regulation S are applicable thereto, we confirm that such sale has been made in accordance with the applicable provisions of Rule 903(c)(2) or (3) or Rule 904(c)(1), as the case may be.

          Upon giving effect to this request to exchange a beneficial interest in a Restricted Global Security for a beneficial interest in a Regulation S Global Security, the resulting beneficial interest shall be subject to the restrictions on transfer application to Regulation S Global Securities pursuant to the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.




                              [Insert Name of Transferor]



                              By:

                                  Name:
                                  Title:

Dated:____________________, __

                                  EXHIBIT D


        FORM OF CERTIFICATE FOR EXCHANGE OR REGISTRATION OF TRANSFER
                      FROM REGULATION S GLOBAL SECURITY
                        TO RESTRICTED GLOBAL SECURITY
        (Pursuant to Section 2.5(b)(3), (5) or (8) of the Indenture)


The Chase Manhattan Bank
450 West 33rd Street, 15th Floor
New York, New York  10001

Attention:     Global Trust Services (Comverse Technology, Inc. 5-3/4%
               Convertible Subordinated Securities due 2006)

Dear Ladies and Gentlemen:

          Reference is hereby made to the Indenture, dated as of October 4, 1996 (the "Indenture"), between Comverse Technology, Inc., as issuer (the "Company") and The Chase Manhattan Bank, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

          This letter relates to U.S. $____________________ principal amount of Securities which are evidenced by one or more Regulation S Global Securities and held with the Depositary through [Euroclear] [CEDEL] in the name of __________________ (the "Transferor"). The Transferor has requested a transfer of such beneficial interest in the Securities to a Person who will take delivery thereof in the form of an equal principal amount of Securities evidenced by one or more Restricted Global Securities, to be held with the Depositary.

          In connection with such request and in respect of such Securities, the Transferor hereby certifies that:

                                 [CHECK ONE]

     |_| such transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the Securities are being transferred to a Person that the Transferor reasonably believes is purchasing the Securities for its own account, or for one or more accounts with respect to which such person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A;

                                     or

     |_| such transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                     or

     |_| such transfer is being effected pursuant to an effective registration statement under the Securities Act;

                                     or

     |_| such transfer is being effected pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A or Rule 144, and the Transferor hereby further certifies that the Securities are being transferred in compliance with the transfer restrictions applicable to the Securities and in accordance with the requirements of the exemption claimed, which certification is supported by such legal opinions or other information provided by the Transferor or the transferee (a copy of which the Transferor has attached to this certification) in form reasonably acceptable to the Company, to the effect that such transfer is in compliance with the Securities Act;

and such Securities are being transferred in compliance with any applicable blue sky securities laws of any state of the United States.

          Upon giving effect to this request to exchange a beneficial interest in Regulation S Global Securities for a beneficial interest in Restricted Global Securities, the resulting beneficial interest shall be subject to the restrictions on transfer applicable to Restricted Global Securities pursuant to the Indenture and the Securities Act.

          This certificate and the statements contained herein are made for your benefit and the benefit of the Company and the Initial Purchaser, and you and each of them is entitled to rely on the contents of this certificate. Terms used in this certificate and not otherwise defined in the Indenture have the meanings set forth in Regulation S under the Securities Act.




                              [Insert Name of Transferor]



                              By:

                                  Name:
                                  Title:

Dated:____________________, ___